UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
1-732-855-2712
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2008

DATE OF REPORTING PERIOD: JUNE 30, 2008

Item 1.	Reports to Stockholders

The Semi-Annual Report to Stockholders follows

First Investors

SEMI-ANNUAL REPORT

LIFE SERIES FUNDS

June 30, 2008

FOREWORD

This report is for the information of the shareholders of the Trust. It is the Trust’s practice to mail only one copy of its annual and semi-annual reports to all family members who reside in the same household. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the Market Overview letter reflect those views of the Director of Equities and Director of Fixed Income of First Investors Management Company, Inc. through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is to guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Fund, including information about its Trustees.

Equity & Bond Markets Overview
FIRST INVESTORS LIFE SERIES FUNDS

Dear Investor:

The Economy

The financial markets continued to be extremely volatile during the past six months. The markets had to contend with ongoing concerns about the health of the financial system, a weak economy, and fear of inflation.

Subprime mortgage exposure at major financial institutions severely reduced liquidity in the markets, particularly in the first quarter. Markets had big swings, trading on supply and demand, instead of fundamentals. At times, certain markets stopped functioning, while others operated under extreme stress. Events reached crisis levels in March when the Federal Reserve (the “Fed”) bailed out Bear Stearns, a major investment bank. That action, combined with substantial interest rate reductions and additional extraordinary measures by the Fed, restored some stability to the markets. Nonetheless, continued write-downs by financial institutions during the second quarter dashed investors’ hopes for a quick return to normalcy and made clear that repair of the financial system would be a prolonged process.

Economic growth during the review period, although positive, was very weak. Facing falling home values, rising food and energy costs, and tighter financial conditions, consumers reduced spending. The rebate checks from the government’s stimulus program helped prop up second quarter growth, but a rise in the unemployment rate to a cycle high of 5.5% indicated continued weakness in the economy. The lone bright spot was the export sector, due to relatively strong overseas growth. But strength in foreign economies was accompanied by surging commodity costs, particularly oil, which caused the Consumer Price Index to accelerate to an annual rate of 5.0% .

The Fed was very active during the first quarter in response to financial system stress and a slowing economy, lowering the benchmark federal funds rate from 4.25% to 2.25% . In the second quarter the Fed lowered the federal funds rate an additional 0.25%, but then at its June meeting decided to keep rates unchanged — despite continued weak economic growth — because of increased worries about inflation. The Fed’s signal that it would be less likely to lower interest rates, as well as investors’ heightened inflation concerns, added additional uncertainty and stress to the financial markets.

The Equity Market

Amid the very challenging economic climate, the stock market struggled during the first half of 2008. After trending downward for much of the first quarter, stocks rebounded sharply — and briefly —early in the second quarter, before reversing course and moving lower through the end of the reporting period. Stocks were dragged down by worries over weakening economic growth, rising rates of inflation and unemployment and ongoing difficulties in the housing market and financial sector. The problems were broad-based, as most indexes for market-cap sectors and industry sectors were down for the period. Among market-cap sectors, mid-cap stocks posted the least negative returns declining 3.9%, followed by small caps and large caps, which were down 9.4% and 11.9%, respectively.

The Bond Market

Bond market returns in the aggregate were slightly positive, but returns varied substantially by sector with higher quality investments generally providing the best performance. The U.S. Treasury sector led the bond market with returns of 2.2% as it benefited from a decline in

1

Equity & Bond Markets Overview (continued)
FIRST INVESTORS LIFE SERIES FUNDS

benchmark interest rates. High quality mortgage-backed bonds had relatively good performance, returning 1.9%. Investment grade corporate bonds returned –0.8% as the slowing economy and concern about financial issuers hurt performance. Reflecting the weak economic conditions, high yield corporate bonds lost 1.3% during the review period, although default rates remained low. The usually staid municipal bond market also was very volatile. Multiple downgrades of most of the municipal bond insurance companies, the failure of the auction rate preferred market, and a decrease in market liquidity negatively affected the market, which returned –0.1%.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Director of Equities
First Investors Management Company, Inc.

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

August 1, 2008

The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by First Investors Life Insurance Company. The reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts.

This Market Overview is not part of the Funds’ financial report and is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. The Market Overview reflects conditions through the end of the period as stated on the cover. Market conditions are subject to change. This Market Overview may not be relied upon as investment advice or an indication of current or future trading intent on behalf of any Fund.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts, such as small-cap, global and international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.

2

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, January 1, 2008, and held for the entire six-month period ended June 30, 2008. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

Fund Expenses
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$878.12	$3.88
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.73	$4.17

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

4

Portfolio of Investments
BLUE CHIP FUND
June 30, 2008

Shares		Security	Value

		COMMON STOCKS—99.5%
		Consumer Discretionary—9.1%
13,300		Best Buy Company, Inc.	$526,680
14,900		Carnival Corporation	491,104
29,700		CBS Corporation – Class “B”	578,853
20,200		Clear Channel Communications, Inc.	711,040
16,971		Comcast Corporation – Class “A”	321,940
27,150		Comcast Corporation – Special Class “A”	509,334
20,800		H&R Block, Inc.	445,120
49,900		Home Depot, Inc.	1,168,658
11,400	*	Kohl’s Corporation	456,456
40,900		Lowe’s Companies, Inc.	848,675
20,200		McDonald’s Corporation	1,135,644
53,600		News Corporation – Class “A”	806,144
9,500		NIKE, Inc. – Class “B”	566,295
20,600		Staples, Inc.	489,250
14,800		Target Corporation	688,052
89,700		Time Warner, Inc.	1,327,560
22,400	*	Viacom, Inc. – Class “B”	684,096
45,900		Walt Disney Company	1,432,080

			13,186,981

		Consumer Staples—14.9%
26,100		Altria Group, Inc.	536,616
25,200		Anheuser-Busch Companies, Inc.	1,565,424
28,400		Avon Products, Inc.	1,022,968
46,100		Coca-Cola Company	2,396,278
11,200		Colgate-Palmolive Company	773,920
7,900		Costco Wholesale Corporation	554,106
29,400		CVS Caremark Corporation	1,163,358
12,100		General Mills, Inc.	735,317
10,900		Hershey Company	357,302
19,900		Kimberly-Clark Corporation	1,189,622
39,861		Kraft Foods, Inc. – Class “A”	1,134,045
35,000		PepsiCo, Inc.	2,225,650
30,300		Philip Morris International, Inc.	1,496,518
43,335		Procter & Gamble Company	2,635,201
34,800		Walgreen Company	1,131,348
46,000		Wal-Mart Stores, Inc.	2,585,200

			21,502,873

5

Portfolio of Investments (continued)
BLUE CHIP FUND
June 30, 2008

Shares		Security	Value

		Energy—14.4%
12,700		BP PLC (ADR)	$ 883,539
39,200		Chevron Corporation	3,885,896
25,771		ConocoPhillips	2,432,525
66,900		ExxonMobil Corporation	5,895,897
27,400		Halliburton Company	1,454,118
5,500		Hess Corporation	694,045
8,500		Marathon Oil Corporation	440,895
24,100		Schlumberger, Ltd.	2,589,063
29,550		Spectra Energy Corporation	849,267
8,724		Transocean, Inc.	1,329,450
10,800		Valero Energy Corporation	444,744

			20,899,439

		Financials—11.3%
12,200		ACE, Ltd.	672,098
15,600		Allstate Corporation	711,204
32,500		American Express Company	1,224,275
31,900		American International Group, Inc.	844,074
43,214		Bank of America Corporation	1,031,518
47,305		Bank of New York Mellon Corporation	1,789,548
250	*	Berkshire Hathaway, Inc. – Class “B”	1,003,000
14,500		Capital One Financial Corporation	551,145
15,500		Chubb Corporation	759,655
51,400		Citigroup, Inc.	861,464
56,032		JPMorgan Chase & Company	1,922,458
17,700		Marsh & McLennan Companies, Inc.	469,935
17,400		Merrill Lynch & Company, Inc.	551,754
21,000		Morgan Stanley	757,470
6,400		PNC Financial Services Group, Inc.	365,440
7,500		SunTrust Banks, Inc.	271,650
15,700		Travelers Companies, Inc.	681,380
20,500		U.S. Bancorp	571,745
23,600		Wachovia Corporation	366,508
37,600		Wells Fargo & Company	893,000

			16,299,321

		Health Care—13.6%
29,900		Abbott Laboratories	1,583,803
17,800		Aetna, Inc.	721,434
24,900	*	Amgen, Inc.	1,174,284
8,700		Baxter International, Inc.	556,278

6

Shares		Security	Value

		Health Care (continued)
46,200		Bristol-Myers Squibb Company	$948,486
15,025		Covidien, Ltd.	719,547
8,300	*	Genentech, Inc.	629,970
59,200		Johnson & Johnson	3,808,928
13,500		McKesson Corporation	754,785
29,300		Medtronic, Inc.	1,516,275
29,200		Merck & Company, Inc.	1,100,548
23,700		Novartis AG (ADR)	1,304,448
125,440		Pfizer, Inc.	2,191,437
11,300	*	St. Jude Medical, Inc.	461,944
13,200		Teva Pharmaceutical Industries, Ltd. (ADR)	604,560
19,400		UnitedHealth Group, Inc.	509,250
21,900		Wyeth	1,050,324

			19,636,301

		Industrials—10.8%
18,500		3M Company	1,287,415
6,800		Boeing Company	446,896
4,900		Caterpillar, Inc.	361,718
12,000		Dover Corporation	580,440
5,700		Eaton Corporation	484,329
22,700		Emerson Electric Company	1,122,515
145,500		General Electric Company	3,883,395
16,500		Honeywell International, Inc.	829,620
14,800		Illinois Tool Works, Inc.	703,148
12,200		ITT Corporation	772,626
10,900		Lockheed Martin Corporation	1,075,394
10,000		Northrop Grumman Corporation	669,000
17,525		Tyco International, Ltd.	701,701
11,200		United Parcel Service, Inc. – Class “B”	688,464
33,700		United Technologies Corporation	2,079,290

			15,685,951

		Information Technology—18.3%
11,600		Accenture, Ltd. – Class “A”	472,352
11,500		Analog Devices, Inc.	365,355
5,600	*	Apple, Inc.	937,664
23,400		Applied Materials, Inc.	446,706
10,200		Automatic Data Processing, Inc.	427,380
84,800	*	Cisco Systems, Inc.	1,972,448
29,000		Corning, Inc.	668,450

7

Portfolio of Investments (continued)
BLUE CHIP FUND
June 30, 2008

Shares		Security	Value

		Information Technology (continued)
60,800	*	Dell, Inc.	$1,330,304
13,500	*	eBay, Inc.	368,955
74,300	*	EMC Corporation	1,091,467
43,000		Hewlett-Packard Company	1,901,030
80,600		Intel Corporation	1,731,288
22,900		International Business Machines Corporation	2,714,337
180,600		Microsoft Corporation	4,968,306
44,600		Nokia Corporation – Class “A” (ADR)	1,092,700
59,700	*	Oracle Corporation	1,253,700
19,200		QUALCOMM, Inc.	851,904
31,900	*	Symantec Corporation	617,265
35,300		Texas Instruments, Inc.	994,048
16,025		Tyco Electronics, Ltd.	574,016
33,800		Western Union Company	835,536
28,900		Xerox Corporation	391,884
21,900	*	Yahoo!, Inc.	452,454

			26,459,549

		Materials—3.1%
19,400		Alcoa, Inc.	691,028
32,100		Dow Chemical Company	1,120,611
24,800		DuPont (E.I.) de Nemours & Company	1,063,672
17,800		International Paper Company	414,740
6,700		Newmont Mining Corporation	349,472
10,000		PPG Industries, Inc.	573,700
6,400		Weyerhaeuser Company	327,296

			4,540,519

		Telecommunication Services—2.7%
61,000		AT&T, Inc.	2,055,090
51,000		Verizon Communications, Inc.	1,805,400

			3,860,490

		Utilities—1.3%
9,100		American Electric Power Company, Inc.	366,093
58,300		Duke Energy Corporation	1,013,254
7,600		FPL Group, Inc.	498,408

			1,877,755

Total Value of Common Stocks (cost $107,415,267)			143,949,179

8

Principal
Amount		Security		Value

		SHORT-TERM INVESTMENTS—.6%
		Money Market Fund
$825	M	First Investors Cash Reserve Fund, 2.24%
		(cost $825,000)**		$ 825,000

Total Value of Investments (cost $108,240,267)			100.1%	144,774,179
Excess of Liabilities Over Other Assets			(.1)	(120,428)

Net Assets			100.0%	$144,653,751

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts

See notes to financial statements	9

Fund Expenses
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$1,012.23	$3.50
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.38	$3.52

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

10

Portfolio of Investments
CASH MANAGEMENT FUND
June 30, 2008

Principal			Interest
Amount		Security	Rate	*	Value

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—45.7%
$ 500	M	Fannie Mae, 8/22/08	2.25%		$498,374
250	M	Federal Farm Credit Bank, 8/25/08	2.75		250,611
		Federal Home Loan Bank:
1,300	M	7/2/08	2.09		1,299,924
500	M	7/16/08	2.20		499,541
250	M	7/18/08	2.65		250,215
400	M	7/23/08	2.10		399,485
400	M	3/17/09	3.00		399,374
400	M	4/7/09	2.48		400,000
230	M	6/26/09	3.25		230,000
300	M	6/30/09	3.05		300,000
		Freddie Mac:
600	M	8/11/08	2.19		598,500
225	M	10/17/08	2.68		225,605
500	M	1/14/09	3.54		500,190
200	M	7/3/09	3.20		200,000

Total Value of U.S. Government Agency Obligations (cost $6,051,819)					6,051,819

		CORPORATE NOTES—36.5%
250	M	Abbott Laboratories, 7/21/08 (a)	1.98		249,724
500	M	Brown-Forman Corp., 9/18/08 (a)	2.39		497,377
600	M	Coca Cola Co., 8/4/08 (a)	2.09		598,813
600	M	Dupont (E.I.) de Nemours & Co., 8/28/08 (a)	2.17		597,902
600	M	Hershey Co., 8/18/08 (a)	2.20		598,240
600	M	Kimberly Clark Worldwide, 7/7/08 (a)	2.07		599,793
500	M	Madison Gas & Electric Co., 7/15/08	2.20		499,572
500	M	Pfizer, Inc., 7/25/08 (a)	2.15		499,283
250	M	Prudential Funding Corp., 7/22/08	2.20		249,678
450	M	Toyota Motor Credit Corp., 8/6/08	2.60		448,825

Total Value of Corporate Notes (cost $4,839,207)					4,839,207

		FLOATING RATE NOTES—7.6%
100	M	Advanced Packaging Corp., 10/1/36
		(LOC; Fifth Third Bank)	3.00		100,000
250	M	Federal Home Loan Bank, 11/26/08	2.41		249,962
300	M	General Electric Capital Corp., 4/30/09	3.00		300,180
100	M	Genesys Medsports, LLC, 1/1/27 (LOC; Fifth Third Bank)	3.00		100,000
250	M	International Business Machines Corp., 9/8/08 (b)	2.48		249,964

Total Value of Floating Rate Notes (cost $1,000,106)					1,000,106

11

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
June 30, 2008

Principal				Interest
Amount		Security		Rate	*	Value

		BANKERS’ ACCEPTANCES—5.3%
		Bank of America, NA:
$ 387	M	7/10/08		2.48%		$ 386,759
321	M	7/22/08		2.48		320,533

Total Value of Bankers’ Acceptances (cost $707,292)						707,292

		CERTIFICATES OF DEPOSIT—4.5%
600	M	Citibank NA, 9/3/08 (cost $601,895)		2.71		601,895

Total Value of Investments (cost $13,200,319)**			99.6%			13,200,319
Other Assets, Less Liabilities			.4			50,325

Net Assets			100.0%			$13,250,644

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at June 30, 2008.
**	Aggregate cost for federal income tax purposes is the same.
(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).
(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
LOC	Letters of Credit

12	See notes to financial statements

Fund Expenses
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$907.21	$3.89
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.78	$4.12

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

13

Portfolio of Investments
DISCOVERY FUND
June 30, 2008

Shares		Security	Value

		COMMON STOCKS—96.2%
		Consumer Discretionary—13.6%
121,000	*	AnnTaylor Stores Corporation	$2,899,160
161,000		Callaway Golf Company	1,904,630
102,800	*	Goodyear Tire & Rubber Company	1,832,924
42,800		Hillenbrand, Inc.	915,920
99,700		Interactive Data Corporation	2,505,461
113,800		Penske Automotive Group, Inc.	1,677,412
93,300		PetSmart, Inc.	1,861,335
74,000		Phillips Van-Heusen Corporation	2,709,880
157,600		Regal Entertainment Group – Class “A”	2,408,128
63,400		Tempur-Pedic International, Inc.	495,154

			19,210,004

		Consumer Staples—6.2%
37,875		Church & Dwight Company, Inc.	2,134,256
79,300		Flowers Foods, Inc.	2,247,362
69,200		Hormel Foods Corporation	2,395,012
47,500		J. M. Smucker Company	1,930,400

			8,707,030

		Energy—7.0%
66,300	*	Denbury Resources, Inc.	2,419,950
58,700	*	Plains Exploration & Production Company	4,283,339
29,600	*	Whiting Petroleum Corporation	3,139,968

			9,843,257

		Financials—13.0%
8,427	*	Alleghany Corporation	2,798,185
100,800		American Financial Group, Inc.	2,696,400
406,200		Anworth Mortgage Asset Corporation (REIT)	2,644,362
87,400		Arthur J. Gallagher & Company	2,106,340
69,500		FirstMerit Corporation	1,133,545
85,100		Harleysville Group, Inc.	2,878,933
372,800		MFA Mortgage Investments, Inc. (REIT)	2,430,656
61,500		Wilmington Trust Corporation	1,626,060

			18,314,481

14

Shares		Security	Value

		Health Care—11.6%
63,800	*	Invitrogen Corporation	$2,504,788
124,200	*	K-V Pharmaceutical Company – Class “A”	2,400,786
89,100	*	Lincare Holdings, Inc.	2,530,440
68,600	*	Magellan Health Services, Inc.	2,540,258
78,000		PerkinElmer, Inc.	2,172,300
75,600		STERIS Corporation	2,174,256
48,800		West Pharmaceutical Services, Inc.	2,112,064

			16,434,892

		Industrials—16.4%
49,100		Alexander & Baldwin, Inc.	2,236,505
22,500	*	Alliant Techsystems, Inc.	2,287,800
26,400		Carlisle Companies, Inc.	765,600
55,000		CLARCOR, Inc.	1,930,500
68,300		Curtiss-Wright Corporation	3,055,742
64,500		Deluxe Corporation	1,149,390
87,900		Interface, Inc. – Class “A”	1,101,387
72,054	*	Kansas City Southern, Inc.	3,169,655
66,200		Pentair, Inc.	2,318,324
59,000		Robbins & Myers, Inc.	2,942,330
65,200		Woodward Governor Company	2,325,032

			23,282,265

		Information Technology—16.3%
83,300	*	Avnet, Inc.	2,272,424
162,000		AVX Corporation	1,832,220
50,200	*	Cabot Microelectronics Corporation	1,664,130
114,200	*	Checkpoint Systems, Inc.	2,384,496
219,700	*	Compuware Corporation	2,095,938
149,800	*	Convergys Corporation	2,226,028
122,100	*	Epicor Software Corporation	843,711
98,100		Fair Isaac Corporation	2,037,537
105,400	*	Sybase, Inc.	3,100,868
69,975	*	Varian Semiconductor Equipment Associates, Inc.	2,436,530
95,100	*	Verigy, Ltd.	2,159,721

			23,053,603

15

Portfolio of Investments (continued)
DISCOVERY FUND
June 30, 2008

Shares or
Principal
Amount			Security	Value

			Materials—3.6%
56,800			AptarGroup, Inc.	$ 2,382,760
31,200			H.B. Fuller Company	700,128
34,100			Innospec, Inc.	641,762
38,900		*	RTI International Metals, Inc.	1,385,618

				5,110,268

			Telecommunication Services—3.4%
174,400		*	Premiere Global Services, Inc.	2,542,752
52,775			Telephone & Data Systems, Inc. – Special Shares	2,327,378

				4,870,130

			Utilities—5.1%
134,100			CMS Energy Corporation	1,998,090
221,500		*	Dynegy, Inc. – Class “A”	1,893,825
45,100			Energy East Corporation	1,114,872
98,000			Portland General Electric Company	2,206,960

				7,213,747

Total Value of Common Stocks (cost $127,291,258)				136,039,677

			SHORT-TERM INVESTMENTS—3.3%
			Money Market Fund
$4,695	M		First Investors Cash Reserve Fund, 2.24% (cost $4,695,000)**	4,695,000

Total Value of Investments (cost $131,986,258)			99.5%	140,734,677
Other Assets, Less Liabilities			.5	670,810

Net Assets			100.0%	$141,405,487

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

Summary of Abbreviations:
REIT	Real Estate Investment Trust

16	See notes to financial statements

Fund Expenses
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$1,016.37	$4.06
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.83	$4.07

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

17

Portfolio of Investments
GOVERNMENT FUND
June 30, 2008

Principal
Amount		Security	Value

		MORTGAGE-BACKED CERTIFICATES—78.3%
		Fannie Mae—15.5%
$ 898	M	5%, 1/1/2035 – 7/1/2035	$ 865,136
956	M	5.5%, 10/1/2032 – 7/1/2034	947,231
851	M	6%, 2/1/2036 – 7/1/2037	859,354
456	M	9%, 6/1/2015 – 11/1/2026	504,229
288	M	11%, 10/1/2015	329,587

			3,505,537

		Freddie Mac—11.4%
2,236	M	6%, 6/1/2035 – 11/1/2037	2,266,240
297	M	6.5%, 7/1/2032 – 12/1/2032	308,772

			2,575,012

		Government National Mortgage Association I
		Program—51.4%
1,958	M	5%, 3/15/2033 – 5/15/2034	1,906,087
4,117	M	5.5%, 2/15/2033 – 6/15/2037	4,109,936
3,116	M	6%, 11/15/2032 – 3/15/2038	3,175,276
1,165	M	6.5%, 7/15/2032 – 3/15/2038	1,211,773
1,005	M	7%, 1/15/2030 – 10/15/2032	1,080,943
123	M	10%, 5/15/2019 – 8/15/2019	141,890

			11,625,905

Total Value of Mortgage-Backed Certificates (cost $17,777,323)			17,706,454

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—11.1%
1,000	M	Federal Farm Credit Bank, 4.74%, 2015	998,768
1,000	M	Federal Home Loan Bank, 5%, 2014	1,006,550
500	M	Tennessee Valley Authority, 4.5%, 2018	489,428

Total Value of U.S. Government Agency Obligations (cost $2,509,499)			2,494,746

		U.S. GOVERNMENT OBLIGATIONS—3.8%
780	M	FDA Queens LP, 6.99%, 2017 (cost $887,021) (a)	866,918

18

Principal
Amount		Security		Value

		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—5.5%
		U.S. Treasury Bills:
$ 700	M	1.82%, 7/10/08		$ 699,681
550	M	1.52%, 7/24/08		549,466

Total Value of Short-Term U.S. Government Obligations (cost $1,249,147)				1,249,147

Total Value of Investments (cost $22,422,990)			98.7%	22,317,265
Other Assets, Less Liabilities			1.3	303,982

Net Assets			100.0%	$22,621,247

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

See notes to financial statements	19

Fund Expenses
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$881.62	$3.84
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.78	$4.12

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

20

Portfolio of Investments
GROWTH & INCOME FUND
June 30, 2008

Shares		Security	Value

		COMMON STOCKS—99.4%
		Consumer Discretionary—13.3%
30,500		bebe stores, inc.	$ 293,105
33,900		BorgWarner, Inc.	1,504,482
79,200		Brown Shoe Company, Inc.	1,073,160
45,800	*	Carter’s, Inc.	632,956
61,000		CBS Corporation – Class “B”	1,188,890
58,200	*	CEC Entertainment, Inc.	1,630,182
48,600		Cinemark Holdings, Inc.	634,716
39,100		Clear Channel Communications, Inc.	1,376,320
37,000	*	Coach, Inc.	1,068,560
33,700	*	Eddie Bauer Holdings, Inc.	139,855
22,100		Genuine Parts Company	876,928
31,700		H&R Block, Inc.	678,380
78,500		Home Depot, Inc.	1,838,470
18,100		J.C. Penney Company, Inc.	656,849
64,800	*	Jack in the Box, Inc.	1,452,168
65,800	*	Lincoln Educational Services Corporation	765,254
27,700		Luxottica Group SpA (ADR)	646,241
44,400		McDonald’s Corporation	2,496,168
140,800	*	Morgans Hotel Group Company	1,450,240
24,800		Movado Group, Inc.	491,040
59,100		Newell Rubbermaid, Inc.	992,289
15,600		Polo Ralph Lauren Corporation – Class “A”	979,368
79,700		Ruby Tuesday, Inc.	430,380
16,400		Sherwin-Williams Company	753,252
65,500		Staples, Inc.	1,555,625
32,800	*	Steiner Leisure, Ltd.	929,880
33,950	*	Viacom, Inc. – Class “B”	1,036,833
70,000	*	Westwood One, Inc.	86,800
78,900		Wyndham Worldwide Corporation	1,413,099

			29,071,490

		Consumer Staples—12.0%
108,700		Altria Group, Inc.	2,234,872
40,000		Avon Products, Inc.	1,440,800
20,700	*	Chattem, Inc.	1,346,535
22,500		Coca-Cola Company	1,169,550
73,800		CVS Caremark Corporation	2,920,266
36,746		Kraft Foods, Inc. – Class “A”	1,045,424
161,900		Nu Skin Enterprises, Inc. – Class “A”	2,415,548
16,500		PepsiCo, Inc.	1,049,235

21

Portfolio of Investments (continued)
GROWTH & INCOME FUND
June 30, 2008

Shares		Security	Value

		Consumer Staples (continued)
73,300		Philip Morris International, Inc.	$ 3,620,287
25,400		Procter & Gamble Company	1,544,574
71,200		Safeway, Inc.	2,032,760
3,579		Tootsie Roll Industries, Inc.	89,940
80,500		Walgreen Company	2,617,055
47,200		Wal-Mart Stores, Inc.	2,652,640

			26,179,486

		Energy—10.1%
100	*	Bristow Group, Inc.	4,949
82,200	*	Cal Dive International, Inc.	1,174,638
17,400		Chesapeake Energy Corporation	1,147,704
27,500		ConocoPhillips	2,595,725
37,200		ExxonMobil Corporation	3,278,436
51,000		Noble Corporation	3,312,960
27,400		Sasol, Ltd. (ADR)	1,614,956
17,500		Schlumberger, Ltd.	1,880,025
57,900		Suncor Energy, Inc.	3,365,148
24,700		World Fuel Services Corporation	541,918
45,625		XTO Energy, Inc.	3,125,769

			22,042,228

		Financials—8.6%
17,500		American Express Company	659,225
35,774		American International Group, Inc.	946,580
36,500		Astoria Financial Corporation	732,920
45,500		Bank of America Corporation	1,086,085
59,900		Brookline Bancorp, Inc.	572,045
21,900		Capital One Financial Corporation	832,419
35,300		Citigroup, Inc.	591,628
67,400		Colonial BancGroup, Inc.	297,908
32,400		Discover Financial Services	426,708
54,400	*	First Mercury Financial Corporation	959,616
16,400		Hartford Financial Services Group, Inc.	1,058,948
60,000		JPMorgan Chase & Company	2,058,600
29,757		KeyCorp	326,732
12,700		Merrill Lynch & Company, Inc.	402,717
18,400		Morgan Stanley	663,688
89,800		NewAlliance Bancshares, Inc.	1,120,704
43,300		South Financial Group, Inc.	169,736
56,800		Sovereign Bancorp, Inc.	418,048

22

Shares		Security	Value

		Financials (continued)
102,700		Sunstone Hotel Investors, Inc. (REIT)	$ 1,704,820
15,100		SunTrust Banks, Inc.	546,922
65,000		U.S. Bancorp	1,812,850
12,400		Wachovia Corporation	192,572
19,900		Webster Financial Corporation	370,140
40,000		Wells Fargo & Company	950,000

			18,901,611

		Health Care—11.1%
45,000		Abbott Laboratories	2,383,650
30,500		Aetna, Inc.	1,236,165
15,300	*	Amgen, Inc.	721,548
37,100	*	Barr Pharmaceuticals, Inc.	1,672,468
7,600		Baxter International, Inc.	485,944
6,400	*	Genentech, Inc.	485,760
57,700		Johnson & Johnson	3,712,418
16,800	*	Laboratory Corporation of America Holdings	1,169,784
24,300		Medtronic, Inc.	1,257,525
33,500		Merck & Company, Inc.	1,262,615
141,500		Pfizer, Inc.	2,472,005
44,000		Sanofi-Aventis (ADR)	1,462,120
42,400	*	St. Jude Medical, Inc.	1,733,312
19,700	*	Thermo Fisher Scientific, Inc.	1,097,881
21,000	*	TriZetto Group, Inc.	448,980
55,000		Wyeth	2,637,800

			24,239,975

		Industrials—19.0%
50,700		3M Company	3,528,213
87,900	*	AAR Corporation	1,189,287
28,500		Alexander & Baldwin, Inc.	1,298,175
80,400	*	Altra Holdings, Inc.	1,351,524
58,000		Armstrong World Industries, Inc.	1,694,760
49,300		Avery Dennison Corporation	2,165,749
54,300		Barnes Group, Inc.	1,253,787
32,100	*	BE Aerospace, Inc.	747,609
23,100		Burlington Northern Santa Fe Corporation	2,307,459
39,100		Chicago Bridge & Iron Company NV – NY Shares	1,556,962
24,200		Dover Corporation	1,170,554
101,000		General Electric Company	2,695,690
40,300		Harsco Corporation	2,192,723

23

Portfolio of Investments (continued)
GROWTH & INCOME FUND
June 30, 2008

Shares		Security	Value

		Industrials (continued)
34,200		Honeywell International, Inc.	$ 1,719,576
34,400		IDEX Corporation	1,267,296
42,600		Illinois Tool Works, Inc.	2,023,926
17,200		Lockheed Martin Corporation	1,696,952
100,500	*	Mobile Mini, Inc.	2,010,000
27,800		Northrop Grumman Corporation	1,859,820
28,300	*	PGT, Inc.	97,352
13,600		Precision Castparts Corporation	1,310,632
93,300		TAL International Group, Inc.	2,121,642
18,300		Textainer Group Holdings, Ltd.	357,399
32,025		Tyco International, Ltd.	1,282,281
44,500		United Technologies Corporation	2,745,650

			41,645,018

		Information Technology—16.7%
10,000	*	CACI International, Inc. – Class “A”	457,700
128,800	*	Cisco Systems, Inc.	2,995,888
64,700	*	Electronics for Imaging, Inc.	944,620
113,600	*	EMC Corporation	1,668,784
85,000	*	Entrust, Inc.	249,900
59,400		Harris Corporation	2,999,106
42,600		Hewlett-Packard Company	1,883,346
60,100		Intel Corporation	1,290,948
37,000		International Business Machines Corporation	4,385,610
62,000	*	Macrovision Solutions Corporation	927,520
125,100		Microsoft Corporation	3,441,501
49,800	*	NCI, Inc. – Class “A”	1,139,424
84,400		Nokia Corporation – Class “A” (ADR)	2,067,800
67,686	*	Parametric Technology Corporation	1,128,326
53,900		QUALCOMM, Inc.	2,391,543
38,800	*	SI International, Inc.	812,472
112,400	*	Symantec Corporation	2,174,940
153,100	*	TIBCO Software, Inc.	1,171,215
16,425		Tyco Electronics, Ltd.	588,343
27,000	*	ValueClick, Inc.	409,050
46,300		Western Union Company	1,144,536
32,200	*	Wright Express Corporation	798,560
61,600		Xilinx, Inc.	1,555,400

			36,626,532

24

Shares or
Principal
Amount		Security		Value

		Materials—6.1%
60,700		Celanese Corporation – Series “A”		$ 2,771,562
21,200		Dow Chemical Company		740,092
21,400		Freeport-McMoRan Copper & Gold, Inc.		2,507,866
40,600		Lubrizol Corporation		1,880,998
22,800		PPG Industries, Inc.		1,308,036
21,600		Praxair, Inc.		2,035,584
73,100		RPM International, Inc.		1,505,860
49,600		Temple-Inland, Inc.		558,992

				13,308,990

		Telecommunication Services—2.2%
65,100		AT&T, Inc.		2,193,219
76,700		Verizon Communications, Inc.		2,715,180

				4,908,399

		Utilities—.3%
25,000		Atmos Energy Corporation		689,250

Total Value of Common Stocks (cost $216,721,861)				217,612,979

		SHORT-TERM INVESTMENTS—.4%
		Money Market Fund
$790	M	First Investors Cash Reserve Fund, 2.24% (cost $790,000)**		790,000

Total Value of Investments (cost $217,511,861)			99.8%	218,402,979
Other Assets, Less Liabilities			.2	413,934

Net Assets			100.0%	$218,816,913

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements	25

Fund Expenses
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$985.73	$4.20
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.63	$4.27

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

26

Portfolio of Investments
HIGH YIELD FUND
June 30, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—90.9%
		Aerospace/Defense—3.7%
$725	M	Alliant Techsystems, Inc., 6.75%, 2016	$706,875
750	M	DRS Technologies, Inc., 6.875%, 2013	753,750
460	M	DynCorp International, LLC, 9.5%, 2013	460,000
190	M	GenCorp, Inc., 9.5%, 2013	188,100
625	M	L-3 Communications Corp., 7.625%, 2012	632,813

			2,741,538

		Automotive—4.9%
300	M	Accuride Corp., 8.5%, 2015 (a)	222,000
		Asbury Automotive Group, Inc.:
600	M	8%, 2014	522,000
250	M	7.625%, 2017	202,500
1,025	M	Avis Budget Car Rental, LLC, 7.75%, 2016	791,812
594	M	Cambridge Industries Liquidating Trust, 2008 (b)(c)	371
750	M	Tenneco Automotive, Inc., 8.625%, 2014 (a)	665,625
925	M	United Auto Group, Inc., 7.75%, 2016	814,000
400	M	United Components, Inc., 9.375%, 2013	376,000

			3,594,308

		Chemicals—4.5%
		Huntsman, LLC:
250	M	11.625%, 2010	258,750
569	M	11.5%, 2012	593,182
750	M	Nell AF S.a.r.l., 8.375%, 2015 (d)	480,000
700	M	Newmarket Corp., 7.125%, 2016	698,250
500	M	Terra Capital, Inc., 7%, 2017	492,500
575	M	Tronox Worldwide, LLC, 9.5%, 2012	471,500
425	M	Westlake Chemical Corp., 6.625%, 2016	359,125

			3,353,307

		Consumer Non-Durables—2.0%
500	M	GFSI, Inc., 10.5%, 2011 (d)(e)	477,500
		Levi Strauss & Co.:
500	M	9.75%, 2015	505,000
500	M	8.875%, 2016	488,750

			1,471,250

27

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2008

Principal
Amount		Security	Value

		Energy—12.1%
$725	M	Basic Energy Services, Inc., 7.125%, 2016	$708,687
400	M	Calfrac Holdings, 7.75%, 2015 (d)	388,000
		Chesapeake Energy Corp.:
200	M	7.5%, 2014 (a)	199,500
500	M	6.375%, 2015	475,000
1,150	M	6.625%, 2016	1,109,750
500	M	Cimarex Energy Co., 7.125%, 2017	493,750
650	M	Compagnie Generale de Geophysique, 7.5%, 2015	651,625
625	M	Complete Production Services, Inc., 8%, 2016	627,344
200	M	Connacher Oil & Gas, Ltd., 10.25%, 2015 (d)	212,000
1,300	M	Delta Petroleum Corp., 7%, 2015	1,118,000
150	M	Hilcorp Energy I, LP, 9%, 2016 (d)	153,375
24	M	National Oilwell Varco, Inc., 6.125%, 2015	24,145
500	M	Pacific Energy Partners LP, 7.125%, 2014	504,639
		Petroplus Finance, Ltd.:
100	M	6.75%, 2014 (d)	91,000
550	M	7%, 2017 (d)	488,125
375	M	Plains Exploration & Production Co., 7.625%, 2018	376,875
400	M	Stallion Oilfield Services, Ltd., 9.75%, 2015 (d)	342,000
400	M	Stewart & Stevenson, LLC, 10%, 2014	397,000
100	M	Swift Energy Co., 7.125%, 2017	92,750
510	M	Tesoro Corp., 6.25%, 2012	487,050

			8,940,615

		Financial Services—2.1%
1,615	M	Targeted Return Index Securities Trust, 7.117%, 2016 (d)	1,574,361

		Financials—.6%
650	M	General Motors Acceptance Corp., 6.75%, 2014	429,788

		Food/Beverage/Tobacco—2.5%
1,250	M	Constellation Brands, Inc., 7.25%, 2016	1,181,250
		Land O’Lakes, Inc.:
200	M	9%, 2010	207,000
42	M	8.75%, 2011	42,578
375	M	Southern States Cooperative, Inc., 10.5%, 2010 (d)	384,375

			1,815,203

28

Principal
Amount		Security	Value

		Food/Drug—1.1%
$750	M	Ingles Markets, Inc., 8.875%, 2011	$763,125
24	M	Rite Aid Corp., 8.125%, 2010	24,106

			787,231

		Forest Products/Containers—2.8%
350	M	Jefferson Smurfit Corp., 8.25%, 2012	307,125
500	M	Packaging Dynamics Finance Corp., 10%, 2016 (d)	335,000
600	M	Sappi Papier Holding, AG, 6.75%, 2012 (d)	576,918
500	M	Tekni-Plex, Inc., 8.75%, 2013 (a)	420,000
475	M	Verso Paper Holdings, LLC, 6.623%, 2014 (e)	439,375

			2,078,418

		Gaming/Leisure—5.8%
750	M	Circus & Eldorado/Silver Legacy, 10.125%, 2012	725,625
500	M	Isle of Capri Casinos, Inc., 7%, 2014 (a)	355,000
780	M	Mandalay Resort Group, 6.375%, 2011	713,700
1,040	M	MGM Mirage, Inc., 6.625%, 2015	839,800
200	M	Pinnacle Entertainment, Inc., 7.5%, 2015 (a)	154,000
1,255	M	Speedway Motorsports, Inc., 6.75%, 2013	1,229,900
500	M	Station Casinos, Inc., 6.875%, 2016 (a)	275,625

			4,293,650

		Health Care—8.5%
		Alliance Imaging, Inc.:
200	M	7.25%, 2012	189,000
350	M	7.25%, 2012	330,750
625	M	Community Health Systems, 8.875%, 2015	632,030
500	M	Cooper Companies, Inc., 7.125%, 2015	482,500
900	M	DaVita, Inc., 7.25%, 2015	879,750
520	M	Fisher Scientific International, Inc., 6.125%, 2015	516,230
600	M	Genesis Health Ventures, Inc., 9.75%, 2011 (b)(c)	375
800	M	HCA, Inc., 6.75%, 2013	706,000
1,000	M	Omnicare, Inc., 6.875%, 2015	930,000
343	M	Res-Care, Inc., 7.75%, 2013	328,423
		Tenet Healthcare Corp.:
550	M	7.375%, 2013	519,750
250	M	9.25%, 2015	246,250
600	M	Universal Hospital Services, Inc., 6.303%, 2015 (e)	564,000

			6,325,058

29

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2008

Principal
Amount		Security	Value

		Housing—2.5%
$320	M	Beazer Homes USA, Inc., 6.875%, 2015 (a)	$230,400
900	M	Builders FirstSource, Inc., 6.926%, 2012 (e)	616,500
100	M	NTK Holdings, Inc., 0%–10.75%, 2014 (a)(f)	46,000
440	M	Ply Gem Industries, Inc., 9%, 2012 (a)	260,700
500	M	Realogy Corp., 12.375%, 2015 (a)	247,500
		William Lyon Homes, Inc.:
500	M	7.625%, 2012	262,500
300	M	10.75%, 2013	163,500

			1,827,100

		Information Technology—4.5%
850	M	Belden CDT, Inc., 7%, 2017	820,250
500	M	Exodus Communications, Inc., 10.75%, 2009 (b)(c)	313
		Freescale Semiconductor, Inc.:
750	M	9.125%, 2014	586,875
125	M	10.125%, 2016 (a)	95,937
		Iron Mountain, Inc.:
1,000	M	8.25%, 2011	1,000,000
500	M	8%, 2020	495,000
		Sanmina – SCI Corp.:
125	M	5.526%, 2014 (d)(e)	116,250
200	M	8.125%, 2016	181,000

			3,295,625

		Investment/Finance Companies—1.0%
700	M	LaBranche & Co., Inc., 11%, 2012	722,750

		Manufacturing—1.4%
260	M	Case New Holland, Inc., 7.125%, 2014	256,100
250	M	ESCO Corp., 8.625%, 2013 (d)	253,750
500	M	Terex Corp., 8%, 2017	498,750

			1,008,600

		Media-Broadcasting—3.8%
1,250	M	Block Communications, Inc., 8.25%, 2015 (d)	1,193,750
600	M	LBI Media, Inc., 8.5%, 2017 (d)	465,000
320	M	Nexstar Finance Holding, LLC, 11.375%, 2013	308,405
22	M	Sinclair Broadcasting Group, Inc., 8%, 2012	226,240

30

Principal
Amount		Security	Value

		Media-Broadcasting (continued)
		Young Broadcasting, Inc.:
$476	M	10%, 2011	$268,940
600	M	8.75%, 2014	327,000

			2,789,335

		Media-Cable TV—8.2%
1,255	M	Adelphia Communications Escrow Bond, 10.25%, 2011 (b)	112,950
850	M	Atlantic Broadband Finance, LLC, 9.375%, 2014	769,250
600	M	Cablevision Systems Corp., 8%, 2012	570,000
		Charter Communications Holdings, LLC:
2,000	M	10%, 2009	1,950,000
250	M	11.75%, 2011	182,500
375	M	CSC Holdings, Inc., 8.125%, 2009	378,750
1,060	M	Echostar DBS Corp., 6.375%, 2011	1,025,550
1,000	M	Mediacom LLC/Mediacom Capital Corp., 7.875%, 2011	927,500
200	M	Quebecor Media, Inc., 7.75%, 2016	187,000

			6,103,500

		Media-Diversified—3.8%
800	M	Cenveo, Inc., 7.875%, 2013	672,000
100	M	Deluxe Corp., 7.375%, 2015	88,000
1,125	M	Idearc, Inc., 8%, 2016	712,969
		MediaNews Group, Inc.:
375	M	6.875%, 2013	155,625
400	M	6.375%, 2014	166,000
650	M	R.H. Donnelley Corp., 8.875%, 2017 (d)	390,000
600	M	Universal City Development Partners, Ltd., 11.75%, 2010	618,000

			2,802,594

		Metals/Mining—1.4%
250	M	Metals USA, Inc., 11.125%, 2015	261,250
830	M	Russell Metals, Inc., 6.375%, 2014	784,350

			1,045,600

		Retail-General Merchandise—2.5%
600	M	Claire’s Stores, Inc., 9.625%, 2015 PIK (a)	258,000
325	M	GSC Holdings Corp., 8%, 2012	333,125
900	M	Neiman Marcus Group, Inc., 10.375%, 2015 (a)	904,500
500	M	Yankee Acquisition Corp., 9.75%, 2017 (a)	362,500

			1,858,125

31

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2008

Principal
Amount
or Shares			Security	Value

			Services—6.1%
			Allied Waste NA, Inc.:
$200	M		7.875%, 2013	$204,500
1,000	M		7.375%, 2014	1,020,000
750	M		6.875%, 2017	736,875
550	M		Ashtead Capital, Inc., 9%, 2016 (a)(d)	486,750
300	M		First Data Corp., 9.875%, 2015 (d)	261,375
			United Rentals, Inc.:
323M	M		6.5%, 2012	292,541
650	M		7%, 2014	507,000
1,000	M		Waste Services, Inc., 9.5%, 2014	1,015,000

				4,524,041

			Telecommunications—.6%
500	M		Citizens Communications Co., 7.125%, 2019	450,000

			Transportation—.8%
600	M		Roadway Corp., 8.25%, 2008	603,000

			Utilities—1.5%
600	M		Dynegy Holdings, Inc., 7.75%, 2019	549,000
625	M		NRG Energy, Inc., 7.375%, 2017	592,188

				1,141,188

			Wireless Communications—2.2%
1,000	M		Nextel Communications, Inc., 5.95%, 2014	803,417
800	M		Rogers Wireless, Inc., 6.375%, 2014	801,867

				1,605,284

Total Value of Corporate Bonds (cost $75,790,317)				67,181,469

			COMMON STOCKS—2.3%
			Food/Drug—.1%
4,575			Ingles Markets, Inc.	106,735

			Media-Broadcasting—.3%
32,500			Sinclair Broadcasting Group, Inc.	247,000

			Media-Cable TV—1.0%
1,253,066		*	Adelphia Recovery Trust	67,039
25,557		*	Time Warner Cable, Inc. – Class “A”	676,749

				743,788

32

Shares,
Principal
Amount
or Warrants			Security	Value

			Media-Diversified—.5%
2,500			MediaNews Group, Inc. – Class “A” (c)	$328,125

			Telecommunications—.4%
25,000		*	Citizens Communications Company	283,500
3		*	Viatel Holding (Bermuda), Ltd. (c)	11
5,970		*	World Access, Inc.	5

				283,516

Total Value of Common Stocks (cost $1,993,638)				1,709,164

			AUCTION RATE SECURITIES(g)—1.4%
$ 175	M		New Jersey St Trans. Trust Fund Auth. Rev. Bonds, 3.7%, 2019	175,000
500	M		New York State Thruway Auth. Svc. Contract Rev., 3.725%, 2021	500,000
375	M		Winter Park, FL Elec. Rev. Bonds, 4.345%, 2034	375,000

Total Value of Auction Rate Securities (cost $1,050,000)				1,050,000

			WARRANTS—.0%
			Telecommunication Services
250		*	GT Group Telecom, Inc. (expiring 2/1/10) (cost $22,587) (c)(d)	—

			SHORT-TERM INVESTMENTS—4.2%
			Money Market Fund
$3,085	M		First Investors Cash Reserve Fund, 2.24% (cost $3,085,000) (h)	3,085,000

			CERTIFICATES OF DEPOSIT(i)—3.2%
200	M		American Express Centurion Bank, 2.72%, 8/8/08	199,959
200	M		Bank of Scotland PLC, 2.73%, 7/11/08	200,004
200	M		Barclays Bank PLC, 2.68%, 7/2/08	200,000
200	M		BNP Paribas, 2.66%, 7/15/08	200,000
200	M		Commonwealth Bank of Australia, 2.63%, 7/11/08	199,998
200	M		Deutsche Bank AG, 2.72%, 7/30/08	200,010
200	M		Dexia Credit Local SA, 2.685%, 8/7/08	199,952
200	M		Nordea Bank Finland PLC, 2.7%, 8/4/08	199,959
200	M		Skandinaviska Enskilda Banken AB, 2.7%, 7/17/08	200,003
200	M		Societe Generale, 2.93%, 7/2/08	200,003
200	M		Svenska Handelsbanken AB, 2.55%, 7/11/08	199,993
200	M		Toronto Dominion Bank, 2.77%, 9/5/08	199,873

Total Value of Certificates of Deposit (cost $2,399,754 )				2,399,754

33

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2008

Principal
Amount		Security	Value

		REPURCHASE AGREEMENTS(i)—2.9%
$162	M	Barclays Bank PLC, 2.5%, dated 6/30/08, to be repurchased
		at $162,011 on 7/1/08 (collateralized by Fannie Mae, 4.12%,
		5/6/13, valued at $162,275)	$162,000
2,00	M	Deutsche Bank, 2.5%, dated 6/30/08, to be repurchased
		at $2,000,139 on 7/1/08 (collateralized by Fannie Mae, 5.28%,
		9/17/12 valued at $2,041,778)	2,000,000

Total Value of Repurchase Agreements (cost $2,162,000)			2,162,000

Total Value of Investments (cost $86,503,296)		104.9%	77,587,387
Excess of Liabilities Over Other Assets		(4.9)	(3,643,364)

Net Assets		100.0%	$73,944,023

*	Non-income producing
(a)	Loaned security; a portion or all of the security is on loan as of June 30, 2008 (see Note 1G).
(b)	In default as to principal and/or interest payment
(c)	Securities valued at fair value (see Note 1A)
(d)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).
(e)	Interest rates on adjustable rate bonds are determined and reset quarterly by the indentures. The interest rates shown are the rates in effect on June 30, 2008.
(f)	Denotes a stepbond (a zero coupon bond that converts to a fixed interest rate at a designated date)
(g)	Interest rates on action rate securities are determined and reset periodically by the issuer and the rates in effect on June 30, 2008.
(h)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).
(i)	Issued as collateral for securities on loan

34	See notes to financial statements

Fund Expenses
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$874.67	$4.29
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.29	$4.62

*	Expenses are equal to the annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

35

Portfolio of Investments
INTERNATIONAL FUND
June 30, 2008

Shares	Security	Value

	COMMON STOCKS—94.8%
	United Kingdom—18.0%
32,000	AMEC PLC	$566,800
133,525	BG Group PLC	3,473,186
214,520	British American Tobacco PLC	7,424,329
74,729	Diageo PLC	1,374,203
112,457	Imperial Tobacco Group PLC	4,187,455
46,659	Reckitt Benckiser Group PLC	2,363,269
607,353	Tesco PLC	4,463,858

		23,853,100

	Brazil—8.6%
86,825	Banco Itau Holding Financeira SA (ADR)	1,763,416
95,200	Companhia Vale do Rio Doce (ADR)	3,410,064
78,080	Petroleo Brasileiro SA – Petrobras (ADR)	5,530,406
22,280	Souza Cruz SA	639,193

		11,343,079

	Japan—8.4%
25,400	Daito Trust Construction Company, Ltd.	1,233,998
93,200	Millea Holdings, Inc.	3,639,904
63,600	Mitsubishi Corporation	2,099,901
70,900	Mitsui & Company, Ltd.	1,568,421
54,100	Secom Company, Ltd.	2,633,423

		11,175,647

	Australia—8.1%
78,200	BHP Billiton, Ltd.	3,279,440
121,000	Coca-Cola Amatil, Ltd.	813,982
10,182	Incitec Pivot, Ltd.	1,807,658
14,300	Macquarie Group, Ltd.	667,484
15,200	Rio Tinto, Ltd.	1,976,489
61,468	WorleyParsons, Ltd.	2,233,269

		10,778,322

36

Shares		Security	Value

		Switzerland—6.8%
66,700		ABB, Ltd. – Registered	$1,902,908
297		Lindt & Spruengli AG	822,538
1,500	*	Meyer Burger Technology AG	452,091
69,850		Nestle SA – Registered	3,165,400
14,708		Roche Holding AG – Genusscheine	2,656,855

			8,999,792

		Canada—6.1%
43,900		Canadian Natural Resources, Ltd.	4,420,938
64,145		Suncor Energy, Inc.	3,735,323

			8,156,261

		United States—5.6%
107,700		Philip Morris International, Inc.	5,319,303
14,200		Transocean, Inc.	2,163,938

			7,483,241

		Netherlands—5.0%
26,800		ArcelorMittal	2,651,709
28,350	*	Core Laboratories NV	4,035,622

			6,687,331

		Netherlands Antilles—4.7%
2,600		Schlumberger, Ltd.	280,810
55,900		Schlumberger, Ltd. (ADR)	6,005,337

			6,286,147

		Spain—3.7%
156,720		Enagas	4,444,556
7,300		Red Electrica de Espana	475,587

			4,920,143

		Germany—3.4%
22,700		RWE AG	2,859,406
15,100		Siemens AG – Registered	1,668,209

			4,527,615

37

Portfolio of Investments (continued)
INTERNATIONAL FUND
June 30, 2008

Shares	Security	Value

	India—3.0%
5,213	Bharat Heavy Electricals, Ltd.	$167,137
43,301	HDFC Bank, Ltd. (ADR)	3,102,950
3,300	Housing Development Finance Corporation, Ltd.	150,703
211,388	Infrastructure Development Finance Company, Ltd.	508,756

		3,929,546

	China—2.8%
1,959,400	CNOOC, Ltd.	3,372,275
2,100	CNOOC, Ltd. (ADR)	364,434

		3,736,709

	Mexico—2.4%
59,424	America Movil SAB de CV (ADR) – Series “L”	3,134,616

	Norway—1.9%
197,700	Orkla ASA	2,538,472

	Hong Kong—1.3%
54,960	Jardine Matheson Holdings, Ltd.	1,703,760

	Italy—1.2%
232,584	Maire Tecnimont SpA	1,570,226

	Belgium—1.2%
22,299	InBev NV	1,548,669

	France—1.1%
11,525	Air Liquide SA	1,522,874

	Denmark—.9%
19,000	Novo Nordisk A/S – Series “B”	1,244,336

	Singapore—.6%
94,400	Keppel Corporation, Ltd.	774,015

Total Value of Common Stocks (cost $110,744,979)		125,913,901

38

Warrants or
Principal
Amount			Security	Value

			WARRANTS(a) —5.0%
			India
137,307		*	Bharti Tele-Ventures, Ltd. (expiring 5/31/10)	$ 2,301,815
7,365			HDFC Bank, Ltd. (expiring 6/28/10)	172,444
44,000			Housing Development Finance Corp., Ltd. (expiring 5/25/09)	2,009,392
230,200		*	ITC, Ltd. (expiring 5/5/10)	1,004,823
38,100		*	United Spirits, Ltd. (expiring 6/20/11)	1,103,109

Total Value of Warrants (cost $5,979,715)				6,591,583

			SHORT-TERM INVESTMENTS—.2%
			Money Market Fund
$200	M		First Investors Cash Reserve Fund, 2.24% (cost $200,000) (b)	200,000

Total Value of Investments (cost $116,924,694)			100.0%	132,705,484
Excess of Liabilities Over Other Assets			—	(22,689)

Net Assets			100.0%	$132,682,795

*	Non-income producing
(a)	Participatory notes issued by brokers registered in the local market. Securities valued at fair value (see Note 1A).
(b)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts

See notes to financial statements	39

Fund Expenses
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$992.09	$3.71
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$3.77

*	Expenses are equal to the annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

40

Portfolio of Investments
INVESTMENT GRADE FUND
June 30, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—78.2%
		Automotive—1.3%
$500	M	Daimler Chrysler NA Holdings Corp., 6.5%, 2013	$519,073

		Chemicals—1.6%
300	M	Air Products & Chemicals, Inc., 4.125%, 2010	299,057
300	M	Cabot Corp., 5.25%, 2013 (a)	310,004

			609,061

		Consumer Durables—.9%
350	M	Black & Decker Corp., 5.75%, 2016	334,208

		Consumer Non-Durables—.8%
300	M	Newell Rubbermaid, Inc., 6.75%, 2012	308,567

		Energy—7.3%
300	M	Canadian Natural Resources, Ltd., 5.9%, 2018	298,619
200	M	Husky Oil, Ltd., 8.9%, 2028	201,125
150	M	Kinder Morgan Finance Co., 5.35%, 2011	145,500
200	M	Nabors Industries, Inc., 6.15%, 2018 (a)	202,517
300	M	Nexen, Inc., 5.05%, 2013	293,480
300	M	Northern Border Pipeline Co., 7.1%, 2011	312,155
269	M	Pacific Energy Partners LP, 7.125%, 2014	271,496
800	M	Rockies Express Pipeline, LLC, 6.25%, 2013 (a)	809,668
300	M	Spectra Energy Capital, LLC, 6.2%, 2018	292,410

			2,826,970

		Financial Services—10.7%
375	M	Amvescap PLC, 5.375%, 2013	353,440
500	M	Citigroup, Inc., 5.5%, 2013	488,493
650	M	CoBank, ACB, 7.875%, 2018 (a)	646,532
200	M	Compass Bank, 6.4%, 2017	195,212
300	M	Fleet Capital Trust II, 7.92%, 2026	302,193
300	M	Hibernia Corp., 5.35%, 2014	277,285
360	M	Independence Community Bank Corp., 4.9%, 2010	328,830
100	M	National City Bank of Pennsylvania, 7.25%, 2011	91,245
400	M	Royal Bank of Scotland Group PLC, 5%, 2014	383,830
		SunTrust Banks, Inc.:
400	M	7.25%, 2018	399,855
445	M	5.853%, 2049	323,971
400	M	Washington Mutual Bank, 5.95%, 2013	332,335

			4,123,221

41

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
June 30, 2008

Principal
Amount		Security	Value

		Financials—15.1%
		American General Finance Corp.:
$125	M	8.125%, 2009	$127,861
200	M	6.9%, 2017	174,600
100	M	Caterpillar Financial Services Corp., 4.6%, 2014	97,565
355	M	ERAC USA Finance Enterprise Co., 8%, 2011 (a)	366,836
252	M	Ford Motor Credit Co., 9.75%, 2010	219,817
		Goldman Sachs Group, Inc.:
300	M	5.95%, 2018	288,501
200	M	6.15%, 2018	194,381
		International Lease Finance Corp.:
300	M	5.625%, 2013	262,574
1,100	M	6.625%, 2013	989,417
		Lehman Brothers Holdings, Inc.:
200	M	5.625%, 2013	189,487
300	M	6.75%, 2017	282,308
		Merrill Lynch & Co.:
700	M	5.45%, 2013	660,897
200	M	6.875%, 2018	190,677
1,900	M	Morgan Stanley, 6.625%, 2018	1,803,452

			5,848,373

		Food/Beverage/Tobacco—2.3%
350	M	Bunge Limited Finance Corp., 5.875%, 2013	344,466
200	M	Cargill, Inc., 6%, 2017 (a)	199,206
150	M	ConAgra Foods, Inc., 6.75%, 2011	156,305
200	M	Philip Morris International, Inc., 5.65%, 2018	194,754

			894,731

		Food/Drug—1.6%
300	M	Kroger Co., 6.75%, 2012	316,190
200	M	Safeway, Inc., 6.5%, 2011	206,977
100	M	Wal-Mart Stores, Inc., 6.2%, 2038	98,585

			621,752

		Forest Products/Containers—.7%
275	M	Sappi Papier Holding AG, 6.75%, 2012 (a)	264,421

		Gaming/Leisure—.3%
125	M	MGM Mirage, Inc., 8.5%, 2010	124,063

42

Principal
Amount		Security	Value

		Health Care—.9%
$350	M	Fisher Scientific International, Inc., 6.75%, 2014	$358,849

		Housing—.7%
250	M	D.R. Horton, Inc., 8%, 2009	250,625

		Industrials—.3%
110	M	Harley-Davidson Funding Corp., 6.8%, 2018 (a)	108,877

		Information Technology—3.1%
405	M	International Business Machines Corp., 7%, 2025	435,700
500	M	Oracle Corp., 5.75%, 2018	500,498
250	M	Xerox Corp., 6.875%, 2011	259,261

			1,195,459

		Manufacturing—2.4%
250	M	Briggs & Stratton Corp., 8.875%, 2011	256,250
300	M	Crane Co., 6.55%, 2036	279,079
123	M	Hanson Australia Funding, Ltd., 5.25%, 2013	120,186
100	M	Hanson PLC, 7.875%, 2010	105,247
125	M	Ingersoll-Rand Co., 9%, 2021	159,964

			920,726

		Media-Broadcasting—1.4%
250	M	Comcast Cable Communications, Inc., 7.125%, 2013	263,836
300	M	Cox Communications, Inc., 4.625%, 2013	284,309

			548,145

		Media-Diversified—5.0%
400	M	Dun & Bradstreet Corp., 6%, 2013	398,897
200	M	McGraw-Hill Cos., Inc., 5.9%, 2017	197,794
300	M	News America, Inc., 5.3%, 2014	294,471
		Time Warner Cable, Inc.:
225	M	6.875%, 2012	230,378
570	M	6.2%, 2013	580,231
230	M	Thomson Reuters Corp., 5.95%, 2013	231,173

			1,932,944

43

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
June 30, 2008

Principal
Amount		Security	Value

		Metals/Mining—2.8%
$ 200	M	Alcoa, Inc., 6%, 2012	$200,379
666	M	ArcelorMittal, 6.125%, 2018 (a)	652,043
250	M	Vale Overseas, Ltd., 6.25%, 2017	243,244

			1,095,666

		Real Estate Investment Trusts—1.2%
270	M	AvalonBay Communities, Inc., 7.5%, 2010	282,412
185	M	Duke Weeks Realty Corp., 7.75%, 2009	189,087

			471,499

		Telecommunications—5.4%
300	M	Deutsche Telekom AG, 8%, 2010	317,510
250	M	GTE Corp., 6.84%, 2018	257,820
300	M	SBC Communications, Inc., 6.25%, 2011	310,399
250	M	Sprint Capital Corp., 6.375%, 2009	250,050
		Verizon Communications, Inc.:
400	M	5.5%, 2018	381,221
100	M	6.1%, 2018	99,458
200	M	Verizon New York, Inc., 6.875%, 2012	208,751
250	M	Vodafone AirTouch PLC, 7.75%, 2010	261,341

			2,086,550

		Transportation—3.7%
500	M	Burlington Northern Santa Fe Corp., 4.3%, 2013	473,788
		Canadian National Railway Co.:
450	M	5.85%, 2017	456,017
300	M	6.8%, 2018	320,148
200	M	Union Pacific Corp., 5.7%, 2018	195,538

			1,445,491

		Utilities—7.7%
750	M	E. ON International Finance BV, 5.8%, 2018 (a)	737,114
400	M	Entergy Gulf States, Inc., 5.25%, 2015	377,754
250	M	Great River Energy Co., 5.829%, 2017 (a)	248,667
		NiSource Finance Corp.:
600	M	7.875%, 2010	622,543
400	M	6.15%, 2013	399,346
80	M	NY State Gas & Electric Co., 6.15%, 2017 (a)	79,415
100	M	OGE Energy Corp., 5%, 2014	95,004

44

Principal
Amount
or Shares		Security	Value

		Utilities (continued)
$305	M	Public Service Electric & Gas Co., 6.75%, 2016	$329,070
80	M	Southwestern Electric Power Co., 5.875%, 2018	76,706

			2,965,619

		Waste Management—1.0%
100	M	Allied Waste NA, Inc., 5.75%, 2011	98,750
300	M	Waste Management, Inc., 6.875%, 2009	305,983

			404,733

Total Value of Corporate Bonds (cost $30,941,785)			30,259,623

		PREFERRED STOCKS—9.6%
		Financial Services—4.0%
40,000		Citigroup, Inc., 8.125%, 2049 – Series “AA”	896,000
400,000		JPMorgan Chase & Co., 7.9%, 2049	376,172
		Wachovia Corp.:
200,000		7.98%, 2049	184,210
5,000		8%, 2049	112,100

			1,568,482

		Financials—2.1%
40,000		Lehman Brothers Holdings, Inc., 7.95%, 2013 – Series “J”	814,000

		U.S. Government Agency—3.5%
36,000		Fannie Mae, 8.25%, 2045	826,200
21,000		Freddie Mac, 8.375%, 2047	510,300

			1,336,500

Total Value of Preferred Stocks (cost $4,107,507)			3,718,982

		MORTGAGE-BACKED CERTIFICATES—3.6%
		Fannie Mae—2.9%
$ 878	M	5.5%, 1/1/2037	867,306
231	M	6.5%, 7/1/2037	238,250

			1,105,556

		Freddie Mac—.7%
298	M	6%, 11/1/2037	301,084

Total Value of Mortgage-Backed Certificates (cost $1,404,512)			1,406,640

45

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
June 30, 2008

Principal
Amount		Security	Value

		U.S. GOVERNMENT OBLIGATIONS—3.0%
$250	M	FDA Queens LP, 6.99%, 2017 (a)	$277,414
		U.S. Treasury Note:
700	M	3.125%, 2013	694,368
200	M	3.5%, 2018	192,578

Total Value of U.S. Government Obligations (cost $1,167,280)			1,164,360

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.0%
400	M	Fannie Mae, 6%, 2016 (cost $400,000)	401,684

		MUNICIPAL BONDS—.6%
245	M	Tobacco Settlement Fin. Auth. West Virginia,
		Series “A”, 7.467%, 2047 (cost $245,000)	218,868

		PASS THROUGH CERTIFICATES—.4%
		Transportation
52	M	American Airlines, Inc., 7.377%, 2019	27,970
154	M	Continental Airlines, Inc., 8.388%, 2020	133,990

Total Value of Pass Through Certificates (cost $206,546)			161,960

		SHORT-TERM INVESTMENTS—2.0%
		Money Market Fund
760	M	First Investors Cash Reserve Fund, 2.24% (cost $760,000) (b)	760,000

Total Value of Investments (cost $39,232,630)		98.4%	38,092,117
Other Assets, Less Liabilities		1.6	620,932

Net Assets		100.0%	$38,713,049

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).
(b)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

46	See notes to financial statements

Fund Expenses
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$865.41	$4.92
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.59	$5.32

*	Expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

47

Portfolio of Investments
SELECT GROWTH FUND
June 30, 2008

Shares		Security	Value

		COMMON STOCKS—96.1%
		Consumer Discretionary—11.3%
11,000	*	Aeropostale, Inc.	$344,630
5,100		Autoliv, Inc.	237,762
8,300	*	Fossil, Inc.	241,281
8,300		Guess?, Inc.	310,835
5,900		Omnicom Group, Inc.	264,792

			1,399,300

		Consumer Staples—5.5%
5,400		Church & Dwight Company, Inc.	304,290
5,400		Colgate-Palmolive Company	373,140

			677,430

		Energy—12.4%
2,900		ExxonMobil Corporation	255,577
1,355		Hess Corporation	170,987
4,600	*	National-Oilwell Varco, Inc.	408,112
3,395		Noble Energy, Inc.	341,401
4,000		Occidental Petroleum Corporation	359,440

			1,535,517

		Financials—8.1%
4,700		Assurant, Inc.	310,012
6,000		Bank of New York Mellon Corporation	226,980
7,300	*	Nasdaq OMX Group, Inc.	193,815
3,900		Northern Trust Corporation	267,423

			998,230

		Health Care—17.0%
4,000		Becton, Dickinson & Company	325,200
5,100	*	Express Scripts, Inc.	319,872
5,900	*	Gilead Sciences, Inc.	312,405
1,095	*	Intuitive Surgical, Inc.	294,993
7,100	*	OSI Pharmaceuticals, Inc.	293,372
8,800		Perrigo Company	279,576
5,400	*	Varian Medical Systems, Inc.	279,990

			2,105,408

48

Shares		Security		Value

		Industrials—13.9%
5,300	*	AGCO Corporation		$277,773
3,600		Danaher Corporation		278,280
6,300		Dover Corporation		304,731
3,800	*	Jacobs Engineering Group, Inc.		306,660
9,400		Manitowoc Company, Inc.		305,782
3,900		United Technologies Corporation		240,630

				1,713,856

		Information Technology—25.7%
6,400		Amphenol Corporation – Class “A”		287,232
8,700	*	BMC Software, Inc.		313,200
1,410		FactSet Research Systems, Inc.		79,468
540	*	Google, Inc. – Class “A”		284,267
6,400		Harris Corporation		323,136
7,800		Hewlett-Packard Company		344,838
2,600		International Business Machines Corporation		308,178
10,900		Microsoft Corporation		299,859
18,600	*	Oracle Corporation		390,600
17,500	*	Parametric Technology Corporation		291,725
8,900		Texas Instruments, Inc.		250,624

				3,173,127

		Materials—2.2%
5,000		Sigma-Aldrich Corporation		269,300

Total Value of Common Stocks (cost $11,789,135)			96.1%	11,872,168
Other Assets, Less Liabilities			3.9	479,002

Net Assets			100.0%	$12,351,170

*	Non-income producing

See notes to financial statements	49

Fund Expenses
TARGET MATURITY 2010 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$1,023.20	$3.92
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.98	$3.92

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

50

Portfolio of Investments
TARGET MATURITY 2010 FUND
June 30, 2008

Principal			Effective
Amount		Security	Yield	†	Value

		U.S. GOVERNMENT AGENCY ZERO COUPON
		OBLIGATIONS—68.1%
		Agency For International Development–Israel:
$1,303	M	8/15/2010	2.76%		$1,229,353
495	M	9/15/2010	2.77		465,817
		Fannie Mae:
1,260	M	8/7/2010	2.92		1,185,380
100	M	10/8/2010	2.95		93,563
800	M	12/15/2010	3.07		742,283
1,100	M	Freddie Mac, 9/15/2010	2.93		1,031,539
500	M	Government Trust Certificate–Israel Trust, 11/15/2010	2.87		467,318
2,031	M	Government Trust Certificate–Turkey Trust, 11/15/2010	2.87		1,898,244
1,600	M	Resolution Funding Corporation, 1/15/2011	2.79		1,491,344
1,250	M	Tennessee Valley Authority, 11/1/2010	3.03		1,165,190

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $9,033,669)					9,770,031

		U.S. GOVERNMENT ZERO COUPON
		OBLIGATIONS—31.6%
4,830	M	U.S. Treasury Strips, 11/15/2010 (cost $4,126,900)	2.62		4,540,775

Total Value of Investments (cost $13,160,569)		99.7%			14,310,806
Other Assets, Less Liabilities		.3			38,431

Net Assets		100.0%			$14,349,237

†	The effective yields shown for the zero coupon obligations are the effective yields at
June 30, 2008.

See notes to financial statements	51

Fund Expenses
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$1,027.43	$3.48
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.43	$3.47

*	Expenses are equal to the annualized expense ratio of .69%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

52

Portfolio of Investments
TARGET MATURITY 2015 FUND
June 30, 2008

Principal			Effective
Amount		Security	Yield	†	Value

		U.S. GOVERNMENT AGENCY ZERO COUPON
		OBLIGATIONS—52.8%
		Agency For International Development–Israel:
$ 698	M	9/15/2015	4.10%		$ 521,088
2,784	M	11/15/2015	4.14		2,057,418
300	M	3/15/2016	4.17		218,263
		Fannie Mae:
243	M	8/12/2015	4.20		180,803
600	M	9/23/2015	4.27		442,045
4,643	M	11/15/2015	4.31		3,389,632
650	M	Federal Judiciary Office Building, 2/15/2015	3.98		500,694
		Freddie Mac:
550	M	3/15/2015	4.15		417,513
930	M	9/15/2015	4.27		686,090
830	M	9/15/2015	4.26		612,342
625	M	1/15/2016	4.31		453,214
210	M	Government Trust Certificate–Turkey Trust, 5/15/2015	4.14		158,460
200	M	International Bank for Reconstruction &
		Development, 2/15/2015	4.29		150,992
		Resolution Funding Corporation:
4,244	M	10/15/2015	4.03		3,173,451
320	M	1/15/2016	4.05		236,434
2,000	M	Tennessee Valley Authority, 11/1/2015	4.36		1,457,752

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $13,416,793)					14,656,191

		U.S. GOVERNMENT ZERO COUPON
		OBLIGATIONS—46.7%
17,275	M	U.S. Treasury Strips, 11/15/2015 (cost $11,780,715)	3.91		12,984,909

Total Value of Investments (cost $25,197,508)		99.5%			27,641,100
Other Assets, Less Liabilities		.5			137,744

Net Assets		100.0%			$27,778,844

†	The effective yields shown for the zero coupon obligations are the effective yields at
June 30, 2008.

See notes to financial statements	53

Fund Expenses
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/08)	(6/30/08)	(1/1/08–6/30/08)*
Expense Examples
Actual	$1,000.00	$895.70	$4.01
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.63	$4.27

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2008, and are based on the total value of investments.

54

Portfolio of Investments
VALUE FUND
June 30, 2008

Shares	Security	Value

	COMMON STOCKS—96.5%
	Consumer Discretionary—13.2%
27,400	bebe stores, inc.	$263,314
5,500	Best Buy Company, Inc.	217,800
13,300	Bob Evans Farms, Inc.	380,380
12,200	Carnival Corporation	402,112
8,700	CBS Corporation – Class “B”	169,563
20,700	Cinemark Holdings, Inc.	270,342
17,900	Clear Channel Communications, Inc.	630,080
28,600	Family Dollar Stores, Inc.	570,284
12,700	Gannett Company, Inc.	275,209
10,900	Genuine Parts Company	432,512
14,000	H&R Block, Inc.	299,600
21,100	Home Depot, Inc.	494,162
8,000	J.C. Penney Company, Inc.	290,320
8,300	Kenneth Cole Productions, Inc. – Class “A”	105,410
9,680	Lee Enterprises, Inc.	38,623
23,700	Leggett & Platt, Inc.	397,449
11,100	Lowe’s Companies, Inc.	230,325
3,800	Magna International, Inc. – Class “A”	225,112
20,100	Marine Products Corporation	132,660
14,200	McDonald’s Corporation	798,324
22,300	New York Times Company – Class “A”	343,197
11,000	Newell Rubbermaid, Inc.	184,690
25,800	Pearson PLC (ADR)	316,050
24,600	Ruby Tuesday, Inc.	132,840
17,000	Staples, Inc.	403,750
13,500	Tiffany & Company	550,125
43,700	Time Warner, Inc.	646,760
28,000	Walt Disney Company	873,600
8,580	Wyndham Worldwide Corporation	153,668

		10,228,261

	Consumer Staples—15.4%
20,300	Anheuser-Busch Companies, Inc.	1,261,036
17,600	Avon Products, Inc.	633,952
3,900	B&G Foods, Inc. – Class “A”	36,426
18,400	Coca-Cola Company	956,432
13,400	ConAgra Foods, Inc.	258,352
6,119	Del Monte Foods Company	43,445
10,200	Diageo PLC (ADR)	753,474
7,900	Estee Lauder Companies, Inc. – Class “A”	366,955

55

Portfolio of Investments (continued)
VALUE FUND
June 30, 2008

Shares	Security	Value

	Consumer Staples (continued)
7,600	Fomento Economico Mexicano SA de CV (ADR)	$345,876
7,059	General Mills, Inc.	428,975
12,100	H.J. Heinz Company	578,985
20,100	Hershey Company	658,878
13,100	Kimberly-Clark Corporation	783,118
35,300	Kraft Foods, Inc. – Class “A”	1,004,285
15,000	PepsiAmericas, Inc.	296,700
12,300	Philip Morris International, Inc.	607,497
6,700	Ruddick Corporation	229,877
37,500	Sara Lee Corporation	459,375
9,000	UST, Inc.	491,490
16,700	Walgreen Company	542,917
21,000	Wal-Mart Stores, Inc.	1,180,200

		11,918,245

	Energy—10.5%
10,800	Anadarko Petroleum Corporation	808,272
10,800	BP PLC (ADR)	751,356
12,812	Chevron Corporation	1,270,053
12,900	ConocoPhillips	1,217,631
6,600	Diamond Offshore Drilling, Inc.	918,324
1,900	Hess Corporation	239,761
22,400	Marathon Oil Corporation	1,161,888
11,700	Royal Dutch Shell PLC – Class “A” (ADR)	956,007
11,600	Tidewater, Inc.	754,348

		8,077,640

	Financials—18.0%
4,000	ACE, Ltd.	220,360
8,300	Allstate Corporation	378,397
9,700	Aon Corporation	445,618
10,000	Aspen Insurance Holdings, Ltd.	236,700
8,800	Assured Guaranty, Ltd.	158,312
34,800	Bank Mutual Corporation	349,392
20,055	Bank of America Corporation	478,713
20,273	Bank of New York Mellon Corporation	766,928
15,179	Brookfield Asset Management, Inc. – Class “A”	493,925
5,594	Capital One Financial Corporation	212,628

56

Shares	Security	Value

	Financials (continued)
9,622	Chubb Corporation	$ 471,574
12,422	Cincinnati Financial Corporation	315,519
21,600	Citigroup, Inc.	362,016
10,000	Comerica, Inc.	256,300
7,100	EMC Insurance Group, Inc.	170,968
8,600	Erie Indemnity Company – Class “A”	396,890
19,100	First Potomac Realty Trust (REIT)	291,084
19,100	Hudson City Bancorp, Inc.	318,588
16,100	Invesco, Ltd.	386,078
42,800	Investors Real Estate Trust (REIT)	408,312
21,700	JPMorgan Chase & Company	744,527
12,800	KeyCorp	140,544
10,632	Lincoln National Corporation	481,842
10,700	Merrill Lynch & Company, Inc.	339,297
11,900	Morgan Stanley	429,233
25,700	NewAlliance Bancshares, Inc.	320,736
3,827	One Liberty Properties, Inc. (REIT)	62,418
26,400	People’s United Financial, Inc.	411,840
10,300	Plum Creek Timber Company, Inc. (REIT)	439,913
9,400	PNC Financial Services Group, Inc.	536,740
10,700	Protective Life Corporation	407,135
25,328	Regions Financial Corporation	276,328
6,382	State Street Corporation	408,384
9,000	SunTrust Banks, Inc.	325,980
25,600	U-Store-It Trust (REIT)	305,920
14,139	Wachovia Corporation	219,579
7,400	Waddell & Reed Financial, Inc. – Class “A”	259,074
21,300	Wells Fargo & Company	505,875
21,700	Westfield Financial, Inc.	196,385

		13,930,052

	Health Care—6.0%
15,700	Abbott Laboratories	831,629
6,125	Covidien, Ltd.	293,326
12,100	GlaxoSmithKline PLC (ADR)	535,062
20,300	Johnson & Johnson	1,306,102
10,900	Novartis AG (ADR)	599,936
39,300	Pfizer, Inc.	686,571
17,900	Schering-Plough Corporation	352,451

		4,605,077

57

Portfolio of Investments (continued)
VALUE FUND
June 30, 2008

Shares	Security	Value

	Industrials—10.5%
8,100	3M Company	$563,679
900	Alexander & Baldwin, Inc.	40,995
12,400	Avery Dennison Corporation	544,732
16,000	Dover Corporation	773,920
8,200	General Dynamics Corporation	690,440
32,200	General Electric Company	859,418
14,400	Honeywell International, Inc.	724,032
4,200	Hubbell, Inc. – Class “B”	167,454
11,800	Illinois Tool Works, Inc.	560,618
2,300	ITT Corporation	145,659
8,170	Lawson Products, Inc.	202,453
16,800	Masco Corporation	264,264
6,500	Norfolk Southern Corporation	407,355
14,500	Pitney Bowes, Inc.	494,450
9,300	Textainer Group Holdings, Ltd.	181,629
6,625	Tyco International, Ltd.	265,265
10,000	United Parcel Service, Inc. – Class “B”	614,700
31,400	Werner Enterprises, Inc.	583,412

		8,084,475

	Information Technology—6.9%
16,300	Automatic Data Processing, Inc.	682,970
16,600	AVX Corporation	187,746
7,900	Bel Fuse, Inc. – Class “B”	195,209
18,200	Hewlett-Packard Company	804,622
12,700	Intel Corporation	272,796
2,800	International Business Machines Corporation	331,884
35,200	Methode Electronics, Inc.	367,840
26,500	Microsoft Corporation	729,015
14,450	Molex, Inc.	352,725
28,700	Motorola, Inc.	210,658
19,000	Nokia Corporation – Class “A” (ADR)	465,500
8,400	Texas Instruments, Inc.	236,544
7,725	Tyco Electronics, Ltd.	276,710
7,500	Xilinx, Inc.	189,375

		5,303,594

58

Shares	Security	Value

	Materials—7.8%
6,900	Air Products & Chemicals, Inc.	$682,134
13,800	Alcoa, Inc.	491,556
8,400	Bemis Company, Inc.	188,328
6,900	Compass Minerals International, Inc.	555,864
23,300	Dow Chemical Company	813,403
22,300	DuPont (E.I.) de Nemours & Company	956,447
15,700	Glatfelter	212,107
10,100	Lubrizol Corporation	467,933
11,600	MeadWestvaco Corporation	276,544
16,270	Myers Industries, Inc.	132,601
6,400	PPG Industries, Inc.	367,168
33,200	Sappi, Ltd. (ADR)	394,748
15,900	Sonoco Products Company	492,105

		6,030,938

	Telecommunication Services—3.5%
30,010	AT&T, Inc.	1,011,037
13,232	D&E Communications, Inc.	117,632
4,730	Embarq Corporation	223,587
5,600	Telephone & Data Systems, Inc.	264,712
6,600	Telephone & Data Systems, Inc. – Special Shares	291,060
21,918	Verizon Communications, Inc.	775,897

		2,683,925

	Utilities—4.7%
4,450	American States Water Company	155,483
7,000	Duke Energy Corporation	121,660
6,700	FPL Group, Inc.	439,386
2,400	Integrys Energy Group, Inc.	121,992
17,000	MDU Resources Group, Inc.	592,620
28,300	NiSource, Inc.	507,136
9,200	ONEOK, Inc.	449,236
10,100	Portland General Electric Company	227,452
12,300	Southwest Gas Corporation	365,679
11,100	United Utilities PLC (ADR)	303,308
12,300	Vectren Corporation	383,883

		3,667,835

Total Value of Common Stocks (cost $64,817,850)		74,530,042

59

Portfolio of Investments (continued)
VALUE FUND
June 30, 2008

Shares or
Principal
Amount		Security	Value
		PREFERRED STOCKS—.7%
		Financials—.2%
10,000		Citigroup Capital XVI , 6.45%, 2066 – Series “W”	$184,000

		Telecommunication Services—.3%
10,200		AT&T, Inc., 6.375%, 2056	255,102

		Utilities—.2%
7,400		Entergy Louisiana, LLC, 7.6%, 2032	184,778
Total Value of Preferred Stocks (cost $693,082)			623,880

		SHORT-TERM INVESTMENTS—2.9%
		Money Market Fund
$2,270	M	First Investors Cash Reserve Fund, 2.24% (cost $2,270,000)*	2,270,000
Total Value of Investments (cost $67,780,932)		100.1%	77,423,922
Excess of Liabilities Over Other Assets		(.1)	(147,591)

Net Assets		100.0%	$77,276,331

* Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2008 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

60	See notes to financial statements

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61

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

		CASH			GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Assets
Investments in securities:
Cost – Unaffiliated issuers	$107,415,267	$13,200,319	$127,291,258	$22,422,990	$216,721,861	$83,418,296	*
Cost – Affiliated money market fund (Note 3)	825,000	—	4,695,000	—	790,000	3,085,000

Total cost of investments	$108,240,267	$13,200,319	$131,986,258	$22,422,990	$217,511,861	$86,503,296

Value – Unaffiliated issuers (Note 1A)	$143,949,179	$13,200,319	$136,039,677	$22,317,265	$217,612,979	$74,502,387	*
Value – Affiliated money market fund (Note 3)	825,000	—	4,695,000	—	790,000	3,085,000

Total value of investments	144,774,179	13,200,319	140,734,677	22,317,265	218,402,979	77,587,387

Cash	96,789	197,769	113,776	206,181	84,881	75,524
Receivables:
Investment securities sold	205,214	—	789,072	—	512,957	—
Interest and dividends	189,651	42,109	63,248	104,264	295,015	1,431,178
Trust shares sold.	11	18,136	6,091	18,361	19,638	163
Other assets	12,633	684	11,911	1,373	19,424	9,694

Total Assets	145,278,477	13,459,017	141,718,775	22,647,444	219,334,894	79,103,946

Liabilities
Payables:
Collateral for securities loaned (Note 1G)	—	—	—	—	—	4,561,754
Investment securities purchased	411,486	200,000	93,498	—	192,833	472,626
Trust shares redeemed	99,046	657	103,680	9,794	156,231	54,815
Accrued advisory fees	96,498	4,857	95,245	11,395	147,927	47,854
Accrued expenses	17,696	2,859	20,865	5,008	20,990	22,874

Total Liabilities	624,726	208,373	313,288	26,197	517,981	5,159,923

Net Assets	$144,653,751	$13,250,644	$141,405,487	$22,621,247	$218,816,913	$73,944,023

Net Assets Consist of:
Capital paid in	$135,851,401	$13,250,644	$128,795,924	$23,040,250	$219,894,106	$103,418,936
Undistributed net investment income	1,163,229	—	466,406	489,520	1,641,434	2,768,020
Accumulated net realized gain (loss) on investments	(28,894,791)	—	3,394,738	(802,798)	(3,609,745)	(23,327,024)
Net unrealized appreciation (depreciation)
of investments	36,533,912	—	8,748,419	(105,725)	891,118	(8,915,909)

Total	$144,653,751	$13,250,644	$141,405,487	$22,621,247	$218,816,913	$73,944,023

Shares of beneficial interest outstanding (Note 2)	6,854,742	13,250,644	5,351,817	2,311,141	8,136,957	10,712,748

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 21.10	$ 1.00	$ 26.42	$ 9.79	$ 26.89	$ 6.90

*	Investments at cost and value include $4,561,754 of collateral for securities loaned (Note 1G).

62	See notes to financial statements	63

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

		INVESTMENT	SELECT	TARGET	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2010	MATURITY 2015	VALUE
Assets
Investments in securities:
Cost – Unaffiliated issuers	$116,724,694	$38,472,630	$11,789,135	$13,160,569	$25,197,508	$65,510,932
Cost – Affiliated money market fund (Note 3)	200,000	760,000	—	—	—	2,270,000

Total cost of investments	$116,924,694	$39,232,630	$ 11,789,135	$13,160,569	$25,197,508	$67,780,932

Value – Unaffiliated issuers (Note 1A)	$132,505,484	$37,332,117	$ 11,872,168	$14,310,806	$27,641,100	$75,153,922
Value – Affiliated money market fund (Note 3)	200,000	760,000	—	—	—	2,270,000

Total value of investments	132,705,484	38,092,117	11,872,168	14,310,806	27,641,100	77,423,922

Cash	130,379	98,342	485,087	47,051	224,869	77,915
Receivables:
Investment securities sold	2,490,194	—	116,678	—	—	14,952
Interest and dividends	420,969	480,777	5,114	—	—	178,687
Trust shares sold.	31,246	84,509	15,655	213	385	29,973
Forward currency contracts (Note 6)	3,243	—	—	—	—	—
Other assets	10,399	2,574	854	913	1,685	6,571

Total Assets	135,791,914	38,758,319	12,495,556	14,358,983	27,868,039	77,732,020

Liabilities
Payables:
Investment securities purchased	1,636,128	—	131,779	—	—	305,543
Trust shares redeemed	170,846	19,685	143	30	66,403	91,989
Foreign exchange contracts (Note 6)	1,195,206	—	—	—	—	—
Accrued advisory fees	86,702	19,773	8,186	7,274	14,009	51,760
Accrued expenses	20,237	5,812	4,278	2,442	8,783	6,397

Total Liabilities	3,109,119	45,270	144,386	9,746	89,195	455,689

Net Assets	$132,682,795	$38,713,049	$ 12,351,170	$14,349,237	$27,778,844	$77,276,331

Net Assets Consist of:
Capital paid in	$119,591,136	$41,110,873	$ 12,783,636	$12,766,962	$24,840,324	$72,425,358
Undistributed net investment income (deficit)	1,609,123	486,955	(9,543)	401,352	561,527	1,053,136
Accumulated net realized gain (loss) on investments	(3,121,101)	(1,744,266)	(505,956)	30,686	(66,599)	(5,845,153)
and foreign security transactions
Net unrealized appreciation (depreciation) in value
of investments and foreign security transactions	14,603,637	(1,140,513)	83,033	1,150,237	2,443,592	9,642,990

Total	$132,682,795	$38,713,049	$ 12,351,170	$14,349,237	$27,778,844	$77,276,331

Shares of beneficial interest outstanding (Note 2)	6,977,800	3,766,698	1,379,239	1,048,830	1,879,713	5,262,591

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 19.01	$10.28	$8.96	$13.68	$ 14.78	$14.68

64	See notes to financial statements	65

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Six Months Ended June 30, 2008

			CASH			GROWTH &
	BLUE CHIP		MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME		HIGH YIELD
Investment Income
Income:
Interest.	$14,626		$223,418	$ 82,274	$574,933	$277		$3,132,246
Dividends	1,781,469	(a)	—	967,796	—	2,603,785	(b)	14,510
Dividends from affiliate (Note 3)	7,297		—	21,925	—	879		9,935
Securities lending income	—		—	—	—	—		43,606

Total income	1,803,392		223,418	1,071,995	574,933	2,604,941		3,200,297

Expenses (Notes 1 and 4):
Advisory fees	586,551		52,812	554,509	81,657	883,016		281,658
Professional fees.	19,979		6,278	18,224	8,309	23,601		12,632
Custodian fees and expenses	7,079		3,639	5,487	4,898	11,373		6,057
Reports and notices to shareholders	12,295		1,639	11,264	2,214	18,015		6,418
Registration fees	1,342		1,339	1,347	1,341	1,342		1,392
Trustees’ fees	4,459		386	4,164	605	6,674		2,116
Other expenses	15,644		1,216	12,929	5,520	21,664		10,635

Total expenses	647,349		67,309	607,924	104,544	965,685		320,908
Less: Expenses waived	—		(17,250)	—	(16,331)	—		—
Expenses paid indirectly.	(7,275)		(750)	(2,379)	(2,823)	(2,254)		(2,517)

Net expenses	640,074		49,309	605,545	85,390	963,431		318,391

Net investment income.	1,163,318		174,109	466,450	489,543	1,641,510		2,881,906

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	(1,220,030)		—	3,426,989	63,036	(3,530,346)		(1,827,005)

Net unrealized depreciation of investments	(20,519,502)		—	(18,650,463)	(228,345)	(28,014,799)		(2,145,248)

Net loss on investments	(21,739,532)		—	(15,223,474)	(165,309)	(31,545,145)		(3,972,253)
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(20,576,214)		$174,109	$(14,757,024)	$324,234	$(29,903,635)		$(1,090,347)

(a) Net of $11,441 foreign taxes withheld
(b) Net of $24,637 foreign taxes withheld

66	See notes to financial statements	67

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Six Months Ended June 30, 2008

			INVESTMENT	SELECT	TARGET	TARGET
	INTERNATIONAL		GRADE	GROWTH	MATURITY 2010	MATURITY 2015	VALUE
Investment Income
Income:
Interest.	$84,996		$1,019,761	$2,674	$426,328	$657,000	$25,583
Dividends	1,825,244	(c)	134,315	51,968	—	—	1,235,623	(d)
Dividends from affiliate (Note 3)	3,437		2,127	—	—	—	10,178

Total income	1,913,677		1,156,203	54,642	426,328	657,000	1,271,384

Expenses (Notes 1 and 4):
Advisory fees	519,710		147,631	45,833	55,620	104,770	311,665
Professional fees.	25,958		8,798	5,221	5,842	4,976	12,530
Custodian fees and expenses	60,160		5,227	359	1,348	840	7,294
Reports and notices to shareholders	10,765		3,729	10,508	1,651	2,534	7,118
Registration fees	1,323		1,342	317	1,336	139	139
Trustees’ fees	3,937		1,105	420	417	782	2,361
Other expenses	15,180		8,322	2,003	2,427	3,249	12,344

Total expenses	637,033		176,154	64,661	68,641	117,290	353,451
Less: Expenses waived	—		(29,526)	—	(11,124)	(20,954)	—
Expenses paid indirectly.	(341)		(3,203)	(488)	(1,378)	(898)	(7,250)

Net expenses	636,692		143,425	64,173	56,139	95,438	346,201

Net investment income (loss)	1,276,985		1,012,778	(9,531)	370,189	561,562	925,183

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	(2,946,630)		139,175	(499,364)	61,984	21,627	(987,992)
Foreign currency transactions	(67,860)		—	—	—	—	—

Net realized gain (loss) on investments and foreign
currency transactions	(3,014,490)		139,175	(499,364)	61,984	21,627	(987,992)
Net unrealized appreciation (depreciation) of:
Investments	(16,425,803)		(1,478,809)	(1,265,203)	(72,765)	157,878	(9,169,769)
Foreign currency transactions	(1,075,647)		—	—	—	—	—

Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(17,501,450)		(1,478,809)	(1,265,203)	(72,765)	157,878	(9,169,769)
Net gain (loss) on investments and foreign
currency transactions	(20,515,940)		(1,339,634)	(1,764,567)	(10,781)	179,505	(10,157,761)

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(19,238,955)		$(326,856)	$(1,774,098)	$359,408	$741,067	$(9,232,578)

(c) Net of $244,905 foreign taxes withheld
(d) Net of $8,295 foreign taxes withheld

68	See notes to financial statements	69

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BLUE CHIP		CASH MANAGEMENT		DISCOVERY		GOVERNMENT
	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07
	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,163,318	$ 2,189,331	$ 174,109	$ 315,057	$ 466,450	$ 587,284	$ 489,543	$ 992,70
Net realized gain (loss) on investments	(1,220,030)	6,340,170	—	—	3,426,989	7,630,728	63,036	(66,15
Net unrealized appreciation (depreciation)
of investments	(20,519,502)	(856,310)	—	—	(18,650,463)	2,247,221	(228,345)	356,50
Net increase (decrease) in net assets resulting
from operations	(20,576,214)	7,673,191	174,109	315,057	(14,757,024)	10,465,233	324,234	1,283,05

Distributions to Shareholders
Net investment income	(2,189,370)	(1,975,764)	(174,109)	(315,057)	(587,286)	(280,470)	(941,789)	(1,016,15
Net realized gains	—	—	—	—	(7,438,838)	(13,314,932)	—

Total distributions.	(2,189,370)	(1,975,764)	(174,109)	(315,057)	(8,026,124)	(13,595,402)	(941,789)	(1,016,15

Trust Share Transactions *
Proceeds from shares sold	1,088,057	2,951,951	3,913,585	14,080,221	1,402,803	3,849,854	2,595,936	2,610,47
Reinvestment of distributions.	2,189,370	1,975,764	174,109	315,057	8,026,124	13,595,402	941,789	1,016,15
Cost of shares redeemed	(8,523,303)	(19,082,076)	(5,905,612)	(6,260,271)	(6,265,582)	(11,735,817)	(1,282,079)	(2,890,35

Net increase (decrease) from trust share transactions	(5,245,876)	(14,154,361)	(1,817,918)	8,135,007	3,163,345	5,709,439	2,255,646	736,27

Net increase (decrease) in net assets	(28,011,460)	(8,456,934)	(1,817,918)	8,135,007	(19,619,803)	2,579,270	1,638,091	1,003,16

Net Assets
Beginning of period	172,665,211	181,122,145	15,068,562	6,933,555	161,025,290	158,446,020	20,983,156	19,979,98

End of period †	$ 144,653,751	$ 172,665,211	$ 13,250,644	$ 15,068,562	$ 141,405,487	$ 161,025,290	$ 22,621,247	$ 20,983,15

† Includes undistributed net investment income of	$ 1,163,229	$ 2,189,282	$ —	$ —	$ 466,406	$ 587,242	$ 489,520	$ 941,76

* Trust Shares Issued and Redeemed
Sold	48,239	121,415	3,913,585	14,080,221	50,447	123,970	261,299	267,22
Issued for distributions reinvested.	99,472	85,642	174,109	315,057	298,480	460,862	95,613	106,18
Redeemed	(378,654)	(780,475)	(5,905,612)	(6,260,271)	(225,613)	(378,136)	(128,469)	(296,29

Net increase (decrease) in trust shares outstanding	(230,943)	(573,418)	(1,817,918)	8,135,007	123,314	206,696	228,443	77,11

70	See notes to financial statements	71

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE
	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07
	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,641,510	$ 3,142,316	$ 2,881,906	$ 5,049,444	$ 1,276,985	$ 1,842,378	$ 1,012,778	$ 1,876,82
Net realized gain (loss) on investments and foreign
currency transactions	(3,530,346)	17,294,553	(1,827,005)	(394,309)	(3,014,490)	16,690,535	139,175	67,33
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(28,014,799)	(14,694,507)	(2,145,248)	(3,943,572)	(17,501,450)	8,515,441	(1,478,809)	84,02

Net increase (decrease) in net assets resulting
from operations	(29,903,635)	5,742,362	(1,090,347)	711,563	(19,238,955)	27,048,354	(326,856)	2,028,19

Distributions to Shareholders
Net investment income	(3,140,040)	(1,392,478)	(5,998,094)	(5,214,980)	(241,951)	(4,361,060)	(2,055,553)	(2,023,88
Net realized gains	(17,037,484)	(37,602,922)	—	—	(16,470,165)	(17,736,172)	—

Total distributions.	(20,177,524)	(38,995,400)	(5,998,094)	(5,214,980)	(16,712,116)	(22,097,232)	(2,055,553)	(2,023,88

Trust Share Transactions *
Proceeds from shares sold	1,932,188	5,908,951	856,956	2,528,285	2,517,855	6,868,157	2,113,670	4,296,66
Value of shares issued for acquisition**	—	—	—	13,341,374	—	—	—
Reinvestment of distributions.	20,177,524	38,995,400	5,998,094	5,214,980	16,712,116	22,097,232	2,055,553	2,023,88
Cost of shares redeemed	(10,844,822)	(21,701,178)	(4,362,302)	(6,419,407)	(5,030,058)	(8,889,297)	(2,361,583)	(4,068,03

Net increase from trust share transactions	11,264,890	23,203,173	2,492,748	14,665,232	14,199,913	20,076,092	1,807,640	2,252,52

Net increase (decrease) in net assets	(38,816,269)	(10,049,865)	(4,595,693)	10,161,815	(21,751,158)	25,027,214	(574,769)	2,256,82

Net Assets
Beginning of period	257,633,182	267,683,047	78,539,716	68,377,901	154,433,953	129,406,739	39,287,818	37,030,98

End of period †	$ 218,816,913	$ 257,633,182	$ 73,944,023	$ 78,539,716	$ 132,682,795	$ 154,433,953	$ 38,713,049	$ 39,287,81

† Includes undistributed net investment income of	$ 1,641,434	$ 3,139,964	$ 2,768,020	$ 5,884,208	$ 1,609,123	$ 574,089	$ 486,955	$ 1,529,78

* Trust Shares Issued and Redeemed
Sold	66,319	168,508	120,869	323,450	122,342	299,283	198,412	402,06
Issued for acquisition**	—	—	—	1,747,119	—	—	—
Issued for distributions reinvested.	721,657	1,188,884	882,073	675,515	847,900	1,078,440	194,103	192,02
Redeemed	(367,572)	(618,484)	(611,108)	(823,154)	(243,780)	(388,835)	(222,027)	(381,43

Net increase in trust shares outstanding	420,404	738,908	391,834	1,922,930	726,462	988,888	170,488	212,64

** See Note 8.

72	See notes to financial statements	73

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		TARGET MATURITY 2010		TARGET MATURITY 2015		VALUE
	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07 to	1/1/08 to	1/1/07
	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/07	6/30/08	12/31/
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (9,531)	$ 18,113	$ 370,189	$ 730,766	$ 561,562	$ 1,064,266	$ 925,183	$ 1,699,21
Net realized gain (loss) on investments	(499,364)	1,649,616	61,984	49,639	21,627	(13,417)	(987,992)	4,991,66
Net unrealized appreciation (depreciation)
of investments	(1,265,203)	(375,281)	(72,765)	303,684	157,878	1,277,197	(9,169,769)	(7,193,54
Net increase (decrease) in net assets resulting
from operations	(1,774,098)	1,292,448	359,408	1,084,089	741,067	2,328,046	(9,232,578)	(502,66
Distributions to Shareholders
Net investment income	(18,122)	(87,643)	(730,774)	(761,230)	(1,064,287)	(978,165)	(1,535,490)	(1,493,87
Net realized gains	(113,779)	—	(47,611)	—	—	—	—

Total distributions.	(131,901)	(87,643)	(778,385)	(761,230)	(1,064,287)	(978,165)	(1,535,490)	(1,493,87

Trust Share Transactions*
Proceeds from shares sold	1,733,988	1,234,769	476,917	1,969,668	1,776,527	3,537,892	1,572,727	5,174,14
Reinvestment of distributions.	131,901	87,643	778,385	761,230	1,064,287	978,165	1,535,490	1,493,87
Cost of shares redeemed	(347,866)	(1,523,498)	(1,334,052)	(2,352,313)	(1,909,567)	(2,539,118)	(6,322,407)	(7,646,28

Net increase (decrease) from trust share transactions	1,518,023	(201,086)	(78,750)	378,585	931,247	1,976,939	(3,214,190)	(978,26

Net increase (decrease) in net assets	(387,976)	1,003,719	(497,727)	701,444	608,027	3,326,820	(13,982,258)	(2,974,80

Net Assets
Beginning of period	12,739,146	11,735,427	14,846,964	14,145,520	27,170,817	23,843,997	91,258,589	94,233,39

End of period †	$ 12,351,170	$ 12,739,146	$ 14,349,237	$ 14,846,964	$ 27,778,844	$ 27,170,817	$ 77,276,331	$ 91,258,58

† Includes undistributed net investment income (deficit) of	$ (9,543)	$ 18,110	$ 401,352	$761,937	$ 561,527	$ 1,064,251	$ 1,053,136	$ 1,663,44

* Trust Shares Issued and Redeemed
Sold	185,739	121,487	33,744	142,072	116,779	248,330	101,961	298,07
Issued for distributions reinvested	14,463	9,444	55,999	57,756	70,623	70,473	101,352	88,55
Redeemed.	(37,154)	(153,539)	(94,879)	(173,848)	(125,878)	(181,296)	(405,328)	(439,10

Net increase (decrease) in trust shares outstanding	163,048	(22,608)	(5,136)	25,980	61,524	137,507	(202,015)	(52,48

74	See notes to financial statements	75

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (“the 1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund (formerly Focused Equity Fund), Target Maturity 2010 Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund seeks high current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities.

76

Securities may also be priced by a pricing service approved by the Trusts’ Board of Trustees (the “Board”). The pricing service considers security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring after the close of foreign markets but prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any foreign securities that are held by the Funds. Examples of such events include natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates for foreign securities, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At June 30, 2008, the High Yield Fund held six securities that were fair valued by the Valuation Committee with an aggregate value of $329,195 representing .4% of the Fund’s net assets, the International Fund held five securities that were fair valued by the Valuation Committee with an aggregate value of $6,591,583 representing 5.0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008.

77

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of June 30, 2008 is as follows:

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
		Quoted	Observable	Unobservable
Fund	Total	Prices	Inputs	Inputs
Blue Chip	$144,774,179	$143,949,179	$ 825,000	$ —
Cash Management	13,200,319	—	13,200,319	—
Discovery	140,734,677	136,039,677	4,695,000	—
Government	22,317,265	—	22,317,265	—
Growth & Income	218,402,979	217,612,979	790,000	—
High Yield	77,587,387	1,381,028	75,877,164	329,195
International	132,705,484	125,913,901	6,791,583	—
Investment Grade	38,092,117	3,158,600	34,933,517	—
Select Growth	11,872,168	11,872,168	—	—
Target Maturity 2010	14,310,806	—	14,310,806	—
Target Maturity 2015	27,641,100	—	27,641,100	—
Value	77,423,922	75,153,922	2,270,000	—

The following is a reconciliaton of Fund investments valued using Level 3 inputs for the period:

Balance, December 31, 2007	$329,316
Net purchases (sales)	(95)
Change in unrealized appreciation (depreciation)	(26)
Realized gain (loss)	—
Transfer in and/or out of Level 3	—
Balance, June 30, 2008	$329,195

78

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2007, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire
Fund	Total	2008	2009	2010	2011	2012	2013	2014	2015
Blue Chip	$24,609,249	$—	$—	$20,477,223	$4,132,026	$—	$—	$—	$—
Government	865,834	133,450	—	—	272,546	51,149	193,688	177,059	37,942
High Yield*	18,063,707	1,503,018	3,751,289	4,271,480	4,736,272	790,779	632,307	1,944,836	433,726
Investment Grade	1,882,502	612,688	37,096	17,173	517,182	—	108,453	531,982	57,928
Target Maturity 2015	74,461	—	2,287	4,285	14,833	26,960	—	8,297	17,799
Value	4,779,949	—	—	3,581,578	1,198,371	—	—	—	—

*For High Yield Fund, $50,129 of the $4,271,480 capital loss carryover expiring in 2010 was acquired in the reorganization with Special Bond Fund. Due to the reorganization, the Fund will have available for utilization $3,435,093 in capital loss carryovers that will become available at $601,552 per year for the taxable years 2008 through 2012 and $427,333 for the taxable year 2013. These capital loss carryovers will expire as follows: 2010 $1,575,155; 2011 $881,182; 2012 $212,617; 2013 $153,634; 2014 $662,634.

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the tax positions for each of the open tax years 2004 to 2007 and has determined the adoption of FIN 48 had no impact on the financial statements of the Funds.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

79

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholder—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Security Lending—High Yield Fund may loan securities to other investors through the Securities Lending Management Agreement (“the Agreement”) with Credit Suisse. Under the terms of the Agreement, the Fund is required to maintain collateral with a market value not less than 101% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in market value of securities on loan. Collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies. Cash collateral may be invested in permissible instruments authorized by the Agreement. Interest earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by Credit Suisse for its services in connection

80

with this securities lending program. The Fund is subject to all of the investment risks associated with the securities that are being loaned and the investments made with the cash collateral. The Fund is also subject to the risks associated with a delay in recovering the loaned securities or an inability to recover the loaned securities in the event the collateral is not sufficient. The market value of securities on loan at June 30, 2008, was $4,479,446 (including $123,850 of accrued interest), for which the Fund received cash collateral of $4,561,754.

H. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero-coupon bonds and stepbonds is accrued daily at the effective interest rate. For the six months ended June 30, 2008, the Bank of New York Mellon, custodian for all the Funds, except the International Fund, has provided credits in the amount of $29,199 against custodian charges based on the uninvested cash balances of the Funds. The Funds also reduced expenses through brokerage service arrangements. For the six months ended June 30, 2008, the Funds’ expenses were reduced by $2,357 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the six months ended June 30, 2008, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, repurchase agreements, foreign currencies and short-term securities), were as follows:

81

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Blue Chip	$ 7,619,202	$12,105,353	$ —	$ —
Discovery	40,297,963	44,348,775	—	—
Government	—	—	4,622,162	3,782,356
Growth & Income	29,875,605	38,121,271	—	—
High Yield	6,980,187	6,429,037	—	—
International	92,904,290	91,291,776	—	—
Investment Grade	26,850,345	24,405,917	4,674, 518	6,318,323
Select Growth	5,719,473	4,371,775	—	—
Target Maturity 2010	—	—	—	834,192
Target Maturity 2015	—	—	—	232,206
Value	5,729,538	8,549,486	—	—

At June 30, 2008, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Blue Chip	$111,011,776	$42,470,429	$ 8,708,026	$33,762,403
Discovery	132,016,425	22,563,662	13,845,410	8,718,252
Government	22,422,990	111,033	216,758	(105,725)
Growth & Income	217,552,010	35,425,480	34,574,511	850,969
High Yield	82,071,088	590,258	9,635,713	(9,045,455)
International	116,938,272	18,112,819	2,345,607	15,767,212
Investment Grade	39,534,856	125,950	1,568,689	(1,442,739)
Select Growth	11,795,042	759,413	682,287	77,126
Target Maturity 2010	13,160,569	1,150,237	—	1,150,237
Target Maturity 2015	25,211,274	2,429,826	—	2,429,826
Value	67,730,183	18,255,747	8,562,009	9,693,738

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the six-month period ended June 30, 2008, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

82

	Value at	Purchases	Sales	Value at	Dividend
Fund	12/31/07	Shares/Cost	Shares/Cost	6/30/08	Income
Blue Chip	—	$ 4,835,000	$ 4,010,000	$ 825,000	$ 7,297
Discovery	—	14,850,000	10,155,000	4,695,000	21,925
Growth & Income	—	3,365,000	2,575,000	790,000	879
High Yield	—	6,260,000	3,175,000	3,085,000	9,935
International	—	13,550,000	13,350,000	200,000	3,437
Investment Grade	—	4,735,000	3,975,000	760,000	2,127
Value	—	4,050,000	1,780,000	2,270,000	10,178

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, First Investors Management Company, Inc. (“FIMCO”) and/or its transfer agent, Administrative Data Management Corp. Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the six months June 30, 2008, total trustee fees accrued by the Funds amounted to $27,426.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the six months ended June 30, 2008, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade, Target Maturity 2010 and Target Maturity 2015 Funds. In addition, FIMCO has voluntarily waived $17,250 in advisory fees on the Cash Management Fund to limit the Fund’s overall expense ratio to .70%. For the six months ended June 30, 2008, total advisory fees accrued to FIMCO were $3,625,432 of which $95,185 was waived as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At June 30, 2008, the Cash Management Fund held one 144A security with a value of $249,964 representing 1.9% of the Fund’s net assets, the Government Fund held one 144A security with a value of $866,918 representing 3.8% of the Fund’s net assets, the High Yield Fund held twenty 144A

83

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2008

securities with an aggregate value of $8,669,529 representing 11.7% of the Fund’s net assets, the Investment Grade Fund held thirteen 144A securities with an aggregate value of $4,902,714 representing 12.7% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. At June 30, 2008, the Cash Management Fund held seven Section 4(2) securities with an aggregate value of $3,641,132 representing 27.5% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts and Foreign Exchange Contracts—Forward currency contracts and foreign exchange contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities, it may enter into a forward currency contract to minimize the foreign exchange risk between the trade date and the settlement date of such transactions. The International Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts and foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The International Fund had the following forward currency contracts open at June 30, 2008:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
44,262	Brazilian Real	US $ 27,659	6/30/08	US $ (83)
24,012	Canadian Dollar	23,734	6/30/08	(40)
70,853	Brazilian Real	44,394	7/1/08	194
251,751	Canadian Dollar	249,123	7/2/08	(630)
42,221	Euro	66,522	7/2/08	—
169,907	Euro	267,696	7/3/08	—
16,515,453	Japanese Yen	155,799	7/3/08	—
		$834,927		$(559)

84

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
346,045	Canadian Dollar	US $ 341,183	6/27/08	US $2,115
147,743	Singapore Dollar	108,134	6/27/08	182
255,315	Singapore Dollar	186,327	6/30/08	1,591
228,861	Australian Dollar	220,061	7/3/08	(435)
55,190	British Pound	109,837	7/3/08	—
103,398	Canadian Dollar	101,915	7/3/08	—
124,779	Danish Krona	26,361	7/3/08	—
39,663	Euro	62,491	7/2/08	—
146,647	Euro	231,049	7/3/08	—
604,320	Hong Kong Dollar	77,502	7/3/08	—
1,109,726	Indian Rupee	25,808	7/3/08	(15)
29,219,039	Japanese Yen	275,275	7/3/08	364
299,832	Norwegian Krona	58,866	7/3/08	—
106,221	Swiss Franc	104,281	7/3/08	—
		$1,929,090		$3,802

Net Unrealized Gain on Forward Currency Contracts				$3,243

The International Fund has the following foreign exchange contracts outstanding at June 30, 2008:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
7,592,000	British Pound	US $15,046,205	8/11/08	US $ 63,155
10,478,000	Euro	15,348,698	8/11/08	1,159,888
8,400,000	Euro	13,161,120	9/22/08	73,479
7,255,000	Swiss Franc	7,314,614	9/22/08	(192,093)
		$50,870,637		$1,104,429

85

Notes to Financial Statements (continued)

FIRST INVESTORS LIFE SERIES FUNDS June 30, 2008

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
7,592,000	British Pound	US $14,587,572	8/11/08	US $ (521,787)
10,478,000	Euro	15,130,337	8/11/08	(1,378,250)
8,400,000	Euro	12,989,760	9/22/08	(244,839)
7,255,000	Swiss Franc	7,229,696	9/22/08	107,175
8,045,000	British Pound	15,748,972	9/25/08	(261,934)
		$65,686,337		$(2,299,635)

Net Unrealized Loss on Foreign Exchange Contracts				$(1,195,206)

7. High Yield Credit Risk—The High Yield Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Reorganization—On November 16, 2007, First Investors Life Series High Yield Fund (“High Yield Fund”) acquired all of the net assets of the First Investors Life Series Special Bond Fund (“Special Bond Fund”) in connection with a tax-free reorganization that was approved by the shareholders of Special Bond Fund at a special meeting of shareholders held on October 29, 2007. The High Yield Fund issued 1,747,119 shares to the Special Bond Fund in connection with the reorganization. In return, it received net assets of $13,341,374 from the Special Bond Fund (which included $1,209,299 of unrealized depreciation and $7,664,701 of accumulated net realized losses). The High Yield Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the High Yield Fund and Special Bond Fund immediately before the acquisition were $79,336,014 consisting of High Yield Fund $65,994,640 and Special Bond Fund $13,341,374, respectively.

9. New Accounting Pronouncements—In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

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87

Financial Highlights

FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from					Ratio to Average Net					Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset		Assets**					Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net Invest-				Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		ment Income				Investment		Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return*	(in millions)	Credits (a)		(Loss)		Expenses		Income		Rate

BLUE CHIP FUND
2003	$15.10	$.12	$3.80	$3.92	$.11	—	$.11	$18.91	26.19%	$179.83%			.71		N/A		N/A		96%
2004	18.91	.19	1.20	1.39	.12	—	.12	20.18	7.37	181.83			.99		N/A		N/A		100
2005	20.18	.20	.67	.87	.20	—	.20	20.85	4.34	174.85			.93		N/A		N/A		34
2006	20.85	.26	2.74	3.00	.20	—	.20	23.65	14.49	181.82			1.13		N/A		N/A		4
2007	23.65	.31	.67	.98	.26	—	.26	24.37	4.21	173.81			1.20		N/A		N/A		5
2008(b)	24.37	.17	(3.13)	(2.96)	.31	—	.31	21.10	(12.19)	145.83		†	1.49	†	N/A		N/A		5

CASH MANAGEMENT FUND
2003	$ 1.00	$.005	—	$.005	$.005	—	$.005	$1.00	.54%	$ 10.70		%(c)	.55%		.95%		.30%		N/A
2004	1.00	.007	—	.007	.007	—	.007	1.00	.71	7.71		(c)	.69		1.04		.35		N/A
2005	1.00	.024	—	.024	.024	—	.024	1.00	2.44	6.72		(c)	2.38		1.09		1.99		N/A
2006	1.00	.043	—	.043	.043	—	.043	1.00	4.35	7.74		(c)	4.26		1.09		3.87		N/A
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.62	15.72		(c)	4.49		1.04		4.14		N/A
2008(b)	1.00	.012	—	.012	.012	—	.012	1.00	1.22	13.71		(c)†	2.48	†	.96	†	2.23	†	N/A

DISCOVERY FUND
2003	$15.62	$(.06)	$6.19	$6.13	$ —	$ —	$ —	$21.75	39.24%	$122.85%			(.35)%		N/A		N/A		111%
2004	21.75	(.04)	2.82	2.78	—	—	—	24.53	12.78	134.83			(.18)		N/A		N/A		93
2005	24.53	.08	1.18	1.26	—	—	—	25.79	5.14	137.90			.15		N/A		N/A		111
2006	25.79	.06	5.74	5.80	.04	—	.04	31.55	22.51	158.82			.19		N/A		N/A		58
2007	31.55	.11	1.86	1.97	.06	2.66	2.72	30.80	6.62	161.82			.35		N/A		N/A		55
2008(b)	30.80	.09	(2.92)	(2.83)	.11	1.44	1.55	26.42	(9.28)	141.82		†	.63	†	N/A		N/A		28

GOVERNMENT FUND
2003	$10.71	$.55	$(.22)	$.33	$.45	—	$.45	$10.59	3.18%	$ 24.75%			4.98%		.90%		4.83%		83%
2004	10.59	.54	(.17)	.37	.58	—	.58	10.38	3.62	21.76			4.81		.91		4.66		62
2005	10.38	.51	(.26)	.25	.53	—	.53	10.10	2.54	20.81			4.85		.96		4.70		52
2006	10.10	.51	(.14)	.37	.51	—	.51	9.96	3.80	20.78			5.10		.93		4.95		28
2007	9.96	.48	.15	.63	.52	—	.52	10.07	6.55	21.80			4.94		.95		4.75		24
2008(b)	10.07	.22	(.05)	.17	.45	—	.45	9.79	1.64	23.81		†	4.57	†	.96	†	4.42	†	18

GROWTH & INCOME FUND(d)
2003	$23.83	$.16	$6.75	$6.91	$ .12	$ —	$ .12	$30.62	29.18%	$222.83%			.60%		N/A		N/A		74%
2004	30.62	.25	3.04	3.29	.16	—	.16	33.75	10.77	239.83			.79		N/A		N/A		76
2005	33.75	.16	2.25	2.41	.25	—	.25	35.91	7.20	249.85			.46		N/A		N/A		93
2006	35.91	.20	4.68	4.88	.16	2.27	2.43	38.36	14.35	268.82			.55		N/A		N/A		127
2007	38.36	.41	.25	.66	.20	5.43	5.63	33.39	1.98	258.81			1.14		N/A		N/A		38

88	89

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net Invest-				Net Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		ment Income				Investment Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return *	(in millions)	Credits	(a)	(Loss)		Expenses		Income		Rate

HIGH YIELD FUND
2003	$ 7.40	$.63	$1.16	$1.79	$.69	—	$.69	$ 8.50	26.14%	$64.85%			8.34%		N/A		N/A		30%
2004	8.50	.62	.17	.79	.63	—	.63	8.66	9.94	70.85			7.55		N/A		N/A		33
2005	8.66	.65	(.61)	.04	.63	—	.63	8.07	.41	69.87			8.01		N/A		N/A		35
2006	8.07	.62	.12	.74	.67	—	.67	8.14	9.77	68.85			7.63		N/A		N/A		31
2007	8.14	.57	(.47)	.10	.63	—	.63	7.61	1.06	79.86			7.19		N/A		N/A		28
2008(b)	7.61	.26	(.38)	(.12)	.59	—	.59	6.90	(1.43)	74.85		†	7.68	†	N/A		N/A		8

INTERNATIONAL FUND(e)
2003	$12.50	$.10	$3.91	$4.01	$.13	$ —	$.13	$16.38	32.52%	$90	1.08		.74%		N/A		N/A		119%
2004	16.38	.09	2.28	2.37	.20	—	.20	18.55	14.58	99	1.02		.94		N/A		N/A		114
2005	18.55	.28	1.41	1.69	.24	—	.24	20.00	9.22	105.99			.80		N/A		N/A		104
2006	20.00	.29	5.09	5.38	.15	.64	.79	24.59	27.79	129.97			1.24		N/A		N/A		157
2007	24.59	.04	4.26	4.30	.83	3.36	4.19	24.70	20.99	154.90			1.30		N/A		N/A		97
2008(b)	24.70	.23	(3.23)	(3.00)	.04	2.65	2.69	19.01	(12.53)	133.92		†	1.85	†	N/A		N/A		66

INVESTMENT GRADE FUND
2003	$11.57	$.61	$ .34	$ .95	$.65	—	$.65	$11.87	8.60%	$37.73%			5.29%		.88%		5.14%		14%
2004	11.87	.59	(.12)	.47	.67	—	.67	11.67	4.04	38.72			5.03		.87		4.88		16
2005	11.67	.56	(.42)	.14	.67	—	.67	11.14	1.31	38.75			4.91		.90		4.76		24
2006	11.14	.53	(.11)	.42	.62	—	.62	10.94	3.99	37.74			4.82		.89		4.67		86
2007	10.94	.43	.15	.58	.60	—	.60	10.92	5.52	39.73			4.97		.88		4.81		38
2008(b)	10.92	.13	(.20)	(.07)	.57	—	.57	10.28	(.79)	39.75		†	5.15	†	.90	†	5.00	†	81

SELECT GROWTH FUND(f)
2003	$ 6.21	$.04	$1.68	$1.72	$.01	$ —	$.01	$ 7.92	27.73%	$10.95%			.67%		N/A		N/A		43%
2004	7.92	.10	.36	.46	.04	—	.04	8.34	5.87	11.96			1.23		N/A		N/A		50
2005	8.34	.05	.41	.46	.10	—	.10	8.70	5.55	11.99			.57		N/A		N/A		66
2006	8.70	.07	.75	.82	.05	—	.05	9.47	9.47	12.92			.77		N/A		N/A		80
2007	9.47	.01	1.06	1.07	.07	—	.07	10.47	11.42	13	1.14		.15		N/A		N/A		161
2008(b)	10.47	(.01)	(1.40)	(1.41)	.01	.09	.10	8.96	(13.46)	12	1.06	†	(.16)	†	N/A		N/A		37

TARGET MATURITY 2010 FUND
2003	$15.41	$.72	$(.28)	$.44	$.67	$ —	$.67	$15.18	2.84%	$17.74%			4.54%		.89%		4.39%		1%
2004	15.18	.72	(.13)	.59	.73	.06	.79	14.98	3.96	17.75			4.70		.90		4.55		4
2005	14.98	.70	(.50)	.20	.70	.14	.84	14.34	1.46	16.76			4.74		.91		4.59		3
2006	14.34	.75	(.49)	.26	.72	.12	.84	13.76	2.02	14.76			5.13		.91		4.98		3
2007	13.76	.69	.41	1.10	.77	—	.77	14.09	8.35	15.76			5.33		.91		5.16		11
2008(b)	14.09	.38	(.04)	.34	.70	.05	.75	13.68	2.32	14.78		†	4.99	†	.93	†	4.84	†	0

90	91

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net				Net		Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		Investment				Investment		Turnover
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return*	(in millions)	Credits (a)		Income		Expenses		Income		Rate

TARGET MATURITY 2015 FUND
2003	$13.71	$.50	$(.06)	$.44	$.41	—	$.41	$13.74	3.24%	$12.80%			4.27%		.95%		4.12%		3%
2004	13.74	.53	.61	1.14	.51	—	.51	14.37	8.47	17.75			4.34		.90		4.19		2
2005	14.37	.53	.08	.61	.52	—	.52	14.46	4.39	22.73			4.14		.88		3.99		0
2006	14.46	.57	(.32)	.25	.52	—	.52	14.19	1.85	24.70			4.38		.85		4.23		2
2007	14.19	.59	.74	1.33	.58	—	.58	14.94	9.70	27.70			4.32		.85		4.16		3
2008(b)	14.94	.30	.12	.42	.58	—	.58	14.78	2.74	28.69		†	4.02	†	.84	†	3.87	†	0

VALUE FUND
2003	$ 9.74	$.22	$2.35	$2.57	$.32	—	$.32	$11.99	27.59%	$58.83%			2.19%		N/A		N/A		33%
2004	11.99	.23	1.71	1.94	.22	—	.22	13.71	16.39	69.84			1.87		N/A		N/A		20
2005	13.71	.25	.57	.82	.22	—	.22	14.31	6.09	79.87			1.89		N/A		N/A		21
2006	14.31	.27	2.76	3.03	.26	—	.26	17.08	21.43	94.83			1.73		N/A		N/A		15
2007	17.08	.31	(.42)	(.11)	.27	—	.27	16.70	(.66)	91.83			1.75		N/A		N/A		17
2008(b)	16.70	.20	(1.93)	(1.73)	.29	—	.29	14.68	(10.43)	77.85		†	2.23	†	N/A		N/A		7

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
†	Annualized
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1H).
(b)	For the period January 1, 2008 to June 30, 2008.
(c)	For each of the years shown, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70%.
(d)	Prior to October 18, 2006, known as Growth Fund.
(e)	Prior to June 27, 2006, known as International Securities Fund.
(f)	Prior to July 26, 2007, known as Focused Equity Fund.

See notes to financial statements
92		93

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the twelve Funds comprising First Investors Life Series Funds, as of June 30, 2008, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of June 30, 2008, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
August 28, 2008

94

Board Considerations of Advisory Contracts and Fees
(Unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory
Agreements with Paradigm Capital Management, Inc., Smith Group Asset
Management, LP and Vontobel Asset Management, Inc.

At a meeting held on May 15, 2008 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIMCO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Blue Chip Fund, Value Fund, Discovery Fund, Growth & Income Fund, Select Growth Fund, International Fund, Government Fund, Investment Grade Fund, High Yield Fund, Cash Management Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund. In addition, at the May Meeting, the Board, including a majority of the independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Discovery Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Discovery Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board meetings and Investment Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the May Meeting. Information furnished at Board meetings and/ or Investment Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, on the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”). FIMCO also provided, at the Board’s request, a special performance report on the High Yield Fund. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO to the Funds, including investment advisory and administrative

95

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the May Meeting.

In addition, in response to specific requests from the independent Trustees in connection with the May Meeting, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Paradigm, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability information provided by Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. In view of the broad scope and variety of factors and information, the Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement

96

for each Fund and Sub-Advisory Agreements. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group and Vontobel.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Trustees considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring sub-advisers. The Trustees noted that under the Advisory Agreement with FIMCO, FIMCO provides not only advisory services but certain administrative services, such as fund accounting services, that many other advisers do not provide under their advisory agreements. The Board also noted the steps that FIMCO has taken to encourage strong performance, including making changes to portfolio managers and/or sub-advisers of Funds to address performance issues and providing significant incentives to portfolio managers and analysts based on Fund performance.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Trustees considered Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds.

97

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s, Paradigm’s, Smith Group’s and Vontobel’s services, as applicable, supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Investment Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund (other than the Target Maturity 2010 Fund and Target Maturity 2015 Fund) through April 30, 2008 (the “year-to-date period”). With regard to the performance information, the Board considered the performance of each Fund (other than the Target Maturity 2010 Fund and Target Maturity 2015 Fund) on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Value Fund, Discovery Fund, Select Growth Fund, International Fund, Government Fund and Investment Grade Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Blue Chip Fund, Growth & Income Fund and High Yield Fund, the Board considered that the performance of each such Fund for the year-to-date period had improved and fell within one of the top three quintiles. In addition, the Board considered that the performance of the Cash Management Fund had improved for the year-to-date period. Additionally, the Board considered FIMCO’s representation that it believes that the Funds use a more conservative style than many of their peers. The Board also considered FIMCO’s special performance report on the High Yield Fund and noted the actions FIMCO is taking to improve performance. Finally, the Board considered that FIMCO assigned a new portfolio manager to the Investment Grade Fund in November 2007 in an effort to improve performance.

With regard to the Target Maturity 2010 Fund and Target Maturity 2015 Fund, the Board noted that Lipper did not provide data comparing each Fund’s performance to other funds in its Peer Group on a quintile and percentile basis due to the limited number of funds

98

in the Target Maturity underlying variable insurance products classification. While the Board reviewed the performance data provided by Lipper showing each Target Maturity Fund’s rank among the other funds in its Peer Group, the Board did not emphasize relative performance because of the limited number of funds in each Fund’s Peer Group. The Board also considered the absolute performance of each Fund. The Board considered the information that was presented and noted that the performance was as expected in light of the Target Maturity Funds’ investment objectives.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

 Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds. The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets — these fee rates include advisory and administrative service fees — to other funds in its Peer Group. The Board also reviewed the information compiled by Lipper comparing each Fund’s total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management fees) to other funds in its Peer Group. In this regard, the Board considered the management fees and expense ratios of each Fund (other than the Target Maturity 2010 Fund and Target Maturity 2015 Fund) on a quintile basis as compared to its Peer Group. For purposes of the data provided by Lipper, the first quintile is defined as 20% of the funds in the applicable Peer Group with the lowest fee or ratio and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the highest fee or ratio.

Based on the comparative data provided, on a Fund-by-Fund basis, the Board noted that: (1) the contractual management fee rate for each Fund, except the Government Fund, Investment Grade Fund, High Yield Fund and Cash Management Fund, was in one of the top three quintiles of its respective Peer Group; (2) the actual management fee rate (after taking into account any applicable fee waivers) for each Fund, except the Blue Chip Fund, Government Fund, Investment Grade Fund and High Yield Fund, was in one of the top three quintiles of its respective Peer Group; and (3) the total expense ratio and ratio of actual management and other non-management fees for each Fund, except the Select Growth Fund, Government Fund, Investment Grade Fund and Cash Management Fund, was in one of the top three quintiles of its respective Peer Group. The Board further considered that, through the 2009 fiscal year, FIMCO agreed to continue its total expense cap agreement for the Cash Management Fund and its management fee waiver agreements for the Government Fund and Investment Grade Fund.

99

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

With regard to the Target Maturity 2010 Fund and Target Maturity 2015 Fund, the Board noted that Lipper did not provide data comparing each Fund’s management fee, total expense ratio or ratio of management and other non-management fees to other funds on a quintile basis due to the limited number of funds in the Target Maturity underlying variable insurance products classification. However, the Board reviewed data provided by Lipper showing each Target Maturity Fund’s rank among the other fund in its Peer Group as it relates to management fees, total expense ratio and ratio of management and other non-management fees. The Board considered the information that was presented and noted that, through the 2009 fiscal year, FIMCO agreed to continue its management fee waiver agreement for each Target Maturity Fund.

In considering the sub-advisory fee rates charged by and costs and profitability of Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Paradigm, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Paradigm, Smith Group or Vontobel a fee directly. Paradigm, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Paradigm, Smith Group and Vontobel for services to each applicable Sub-Advised Fund appeared competitive to the fees Paradigm, Smith Group and Vonto-bel charge to such other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2007, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain other publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Trustees also considered the “fall-out” or ancillary benefits that may accrue to FIMCO as a result of its relationship with the Funds, which are discussed below. The

100

Trustees acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale. The Board noted that the Growth & Income Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to all of the other Funds, the Board recognized that, although the Funds have not reached a size at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of the Funds grow, economies of scale may be shared for the benefit of shareholders.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Discovery Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, Paradigm, Smith Group and Vontobel, the Board concluded that the level of fees paid to FIMCO with respect to each Fund, and Paradigm, Smith Group and Vontobel with respect to each applicable Sub-Advised Fund, is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement and each Sub-Advisory Agreement.

101

FIRST INVESTORS LIFE SERIES FUNDS

Trustees
———————————————————
Charles R. Barton, III

Stefan L. Geiringer

Robert M. Grohol

Kathryn S. Head

Arthur M. Scutro, Jr.

James M. Srygley

Robert F. Wentworth

Officers
———————————————————
Kathryn S. Head
President

Larry R. Lavoie
Chief Compliance Officer

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Ruta M. Carroll
Secretary

Carol Lerner Brown
Assistant Secretary

102

Shareholder Information
———————————————————
Investment Adviser	Transfer Agent
First Investors Management	Administrative Data Management Corp.
Company, Inc.	Raritan Plaza I — 8th Floor
110 Wall Street	Edison, NJ 08837-3620
New York, NY 10005
Independent Registered Public
Subadviser	Accounting Firm
(Discovery Fund)	Tait, Weller & Baker LLP
Paradigm Capital Management, Inc.	1818 Market Street
Nine Elk Street	Philadelphia, PA 19103
Albany, NY 12207
Legal Counsel
Subadviser	K&L Gates LLP
(Select Growth Fund)	1601 K Street, N.W.
Smith Asset Management Group, L.P.	Washington, D.C. 20006
100 Crescent Court
Dallas, TX 75201

Subadviser
(International Fund)
Vontobel Asset Management, Inc.
1540 Broadway
New York, NY 10036

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Custodian
(International Fund)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

103

FIRST INVESTORS LIFE SERIES FUNDS

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q, for the first and third quarters of each fiscal year. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 800-423-4026.

104

NOTES

105

NOTES

106

NOTES

107

NOTES

108

First Investors
110 Wall Street
New York, NY 10005

LIFESAR

Item 2.	Code of Ethics

Not applicable

Item 3.	Audit Committee Financial Expert

Not applicable

Item 4.	Principal Accountant Fees and Services

Not applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

Schedule is included as part of the report to
stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.	Controls and Procedures

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics - Not applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds
(Registrant)

By	/S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date:	September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the
Registrant and in the capacities and on the dates indicated.

First Investors Life Series Funds
(Registrant)

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	September 5, 2008